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                                                                    Exhibit 10.1

                 CONFIDENTIAL TREATMENT REQUESTED--REDACTED COPY
   CONFIDENTIAL TREATMENT REQUESTED:INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND NOTED WITH "***" AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN SUBMITTED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION.

                           COMMERCIAL SUPPLY AGREEMENT

THIS SUPPLY AGREEMENT (this "Agreement") effective as of February 15, 2005 (the "Effective Date"), is entered into between Halozyme, Inc., a California corporation ("HALOZYME"), having a place of business at 11588 Sorrento Valley Road S17, San Diego, California 92121, and Avid Bioservices, Inc., a Delaware corporation ("AVID") having a place of business at 14282 Franklin Avenue, Tustin, California 92780.

WHEREAS, AVID has the expertise and the manufacturing facility suitable for the Production of protein as Bulk Drug Substance, derived from mammalian cell culture;

WHEREAS, HALOZYME wishes to have AVID Produce Bulk Drug Substance and AVID wishes to Produce Bulk Drug Substance for HALOZYME;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth below, the parties hereby agree as follows:

      1.    DEFINITIONS.

            1.1 "Affiliate" shall mean, with respect to a party hereto, any entity that controls or is controlled by such party, or is under common control with such party. For purposes of this definition, an entity shall be deemed to control another entity if it owns or controls, directly or indirectly, at least fifty percent (50%) of the voting equity of another entity (or other comparable interest for an entity other than a corporation).

            1.2 "AVID SOPs" shall mean AVID's Standard Operating Procedures. Copies of only those AVID's Standard Operating Procedures specifically written for the production of Bulk Drug Substance for HALOZYME shall be provided by AVID to HALOZYME prior to the Effective Date. AVID shall be responsible at all times to cause the Bulk Drug Substance-specific AVID SOPs to be consistent with the Bulk Drug Substance Master Plan, provided that each part of the Bulk Drug Substance Master Plan is in its final approved and signed form with no outstanding changes.

            1.3 "Batch" shall mean a specific quantity of Bulk Drug Substance comprising a batch size mutually agreed upon in writing between HALOZYME and AVID, and that (a) is intended to have uniform character and quality within specified limits, and (b) is produced according to a single manufacturing order during the same cycle of manufacture.

            1.4 "Bulk Drug Substance" or "BDS" shall mean recombinant human PH20 hyaluronidase, to be Produced by AVID in bulk form.

            1.5 "Bulk Drug Substance Invention" means any Invention relating to the Bulk Drug Substance or its use made in connection with the performance of this Agreement.

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                                 CONFIDENTIAL TREATMENT REQUESTED--REDACTED COPY

            1.6 "Bulk Drug Substance Master Plan" shall mean, collectively, the following:

                  1.6.1 the Manufacturing Schedule (Exhibit A);

                  1.6.2 the Purchase Price (Exhibit B);

                  1.6.3 the Quality Agreement (Exhibit C);

                  1.6.4 the Specifications (Exhibit E); and

                  1.6.5 the Master Batch Record.

            1.7   "Bulk Drug Substance Requirements" shall mean (a) cGMP,
(b) the directions, processes, methods, materials and other requirements set forth in the Master Batch Records and Avid's SOP's, and (c) the Specifications.

            1.8 "Certificate of Analysis" or "COA" means the certificate to be issued by AVID for each Batch of Bulk Drug Substance delivered hereunder in compliance with cGMP stating the specifications, the testing completed and results, the analytical methods used, and the testing results.

            1.9 "Certificate of Compliance" , part of the COA, means the certificate to be issued by AVID stating that the product was manufactured and tested in compliance to applicable cGMPs guidelines, internal policies and procedures.

            1.10 "cGMP" shall mean the current Good Manufacturing Practices required by the FDA or other Regulatory Authorities as defined in Section 1.20 and set forth in the FD&C Act or FDA Regulations (including without limitation 21 CFR Parts 210, 211 and 600), policies or guidelines, effective as of the date of the Production of a Batch, for the Production and testing of pharmaceutical materials as applied solely to Bulk Drug Substance.

            1.11 "Confidential Information" shall mean, with respect to a party, all information (and all tangible and intangible embodiments thereof) that is disclosed by such party to the other party and is marked, identified as or otherwise acknowledged to be confidential at the time of disclosure to the other party. Notwithstanding the foregoing, Confidential Information of a party shall not include information that the other party can establish by written documentation (a) to have been publicly known prior to disclosure of such information by the disclosing party to the receiving party; (b) to have become publicly known, without the fault of the receiving party, subsequent to disclosure of such information by the disclosing party to the receiving party;
(c) to have been received by the receiving party at any time from a source, other than the disclosing party, rightfully having possession of and the right to disclose such information; (d) to have been otherwise known by the receiving party prior to disclosure of such information by the disclosing party to the receiving party; or (e) to have been independently developed by employees or agents on behalf of the receiving party without access to or use of

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                                 CONFIDENTIAL TREATMENT REQUESTED--REDACTED COPY

such information disclosed by the disclosing party to the receiving party (each, a "Confidentiality Exception").

            1.12 "Development" shall mean studies conducted by AVID under this Agreement to develop a process to Produce Bulk Drug Substance in accordance with the Specifications and cGMP, provided such studies have been agreed to in writing by the parties.

            1.13 "EMEA" shall mean the European Agency for the Evaluation of Medicinal Products, or the European Medicines Evaluation Agency.

            1.14 "FDA" shall mean the United States Food and Drug Administration or any successor entity thereto.

            1.15 "FD&C Act" shall mean the United States Federal Food, Drug and Cosmetic Act, as may be amended from time to time, and the rules and regulations promulgated thereunder.

            1.16 "IND" shall mean an Investigational New Drug application for Bulk Drug Substance, as defined in the FD&C Act or FDA Regulations (21 CFR 314).

            1.17 "Invention" shall mean any invention, discovery, composition, enhancement, technology, data or information (whether or not patentable) made or conceived by employees or others on behalf of AVID, HALOZYME or both in the performance of this Agreement.

            1.18 "Labeling" shall mean all labels and other written, printed, or graphic matter upon: (i) Bulk Drug Substance or any container, carton, or wrapper utilized with Bulk Drug Substance or (ii) any written material accompanying Bulk Drug Substance, including, without limitation, product inserts that bear the trademarks or trade dress of HALOZYME, or other matter designated in the Specifications.

            1.19 "Manufacturing Schedule" shall mean the plan containing the schedule of manufacturing needs and timing for the delivery of each manufacturing run of the Bulk Drug Substance set forth on Exhibit A, as amended, supplemented or restated from time to time by mutual written agreement of the parties.

            1.20  "Master Batch Record" shall have the meaning set forth in
Section 3.2.

            1.21 "Master Cell Bank" means the fully characterized cells expanded and vialed into a series of aliquots, and maintained in a state of frozen suspension.

            1.22 "Process Invention(s)" means (a) any proprietary method or process used in Producing the Bulk Drug Substance that is owned or licensed to AVID as of the Effective Date; and (b) any Invention made solely by employees or representatives of AVID that constitutes an improvement or enhancement to any proprietary method or process of AVID used


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                                 CONFIDENTIAL TREATMENT REQUESTED--REDACTED COPY

in Producing the Bulk Drug Substance, provided that such Invention does not incorporate, use or otherwise compete with the Bulk Drug Substance.

            1.23 "Production" or "Produce" shall mean the cell culture and purification, bulk filling, packaging, inspection, labeling, and testing of Bulk Drug Substance by AVID.

            1.24 "Purchase Price" shall mean the amount to be paid by HALOZYME for services provided by AVID as set forth in Exhibit B.

            1.25 "Quality Agreement" shall mean the Quality Agreement, in the form attached as Exhibit C, entered into by AVID and HALOZYME as of the Effective Date, as amended, supplemented or restated from time to time in accordance with Section 2.3 or as the parties otherwise mutually agree in writing.

            1.26 "Reference Standard" means a highly characterized series of aliquots of recombinant human PH20 hyaluronidase with a defined level of activity.

            1.27 "Regulatory Authority (ies)" shall mean those agencies or authorities responsible for regulation of Bulk Drug Substance in the United States per FDA regulations, in Europe per EMEA regulations, and in Canada per Health Services, Canada. If AVID needs to comply with other agencies, it will be addressed on a case-by-case basis as agreed to in writing by both parties.

            1.28 "Released Executed Batch Record" shall mean the completed batch record (in the form of the applicable Master Batch Record) and associated deviation reports, investigation reports, and Certificates of Analysis (provided in accordance with the Quality Agreement) created for each Batch of Bulk Drug Substance and approved as released to HALOZYME under cGMP by AVID.

            1.29 "Specifications" shall mean the written specifications for the Bulk Drug Substance, containing manufacturing and testing requirements for Bulk Drug Substance, as well as raw material, packaging component, labeling, and quality assurance specifications, which are set forth on Exhibit E, as amended, supplemented or restated from time to time in accordance with Section 2.2.2.

            1.30 "Working Cell Bank" means a secondary population of cells that originated from the Master Cell Bank that is characterized and vialed into a series of aliquots and maintained in a state of frozen suspension.

      2.    BULK DRUG SUBSTANCE MASTER PLAN.

            2.1 Bulk Drug Substance Master Plan. Prior to the Effective Date, the parties have mutually agreed upon each of the exhibits attached to this Agreement comprising the Bulk Drug Substance Master Plan.

            2.2   Amendment of Bulk Drug Substance Master Plan.

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                                 CONFIDENTIAL TREATMENT REQUESTED--REDACTED COPY

                  2.2.1 Except as otherwise set forth in Sections 2.2.2 and 2.3, the Bulk Drug Substance Master Plan may be amended from time to time, as the parties experience with the Production, testing and use of the Bulk Drug Substance warrants, only upon mutual written agreement of HALOZYME and AVID.

                  2.2.2 At the reasonable request of HALOZYME, the parties shall negotiate in good faith modification(s) to the Specifications (Exhibit E) to address regulatory concerns raised by any Regulatory Authority or raised by HALOZYME.

                  2.2.3 In the event of any modification(s) to the Specifications that result in an increase or decrease in the costs to AVID, then the parties shall negotiate in good faith an adjustment to the Purchase Price to reflect such increased or decreased cost. Notwithstanding the foregoing, if HALOZYME should decide to change the Specifications with regard to the Bulk Drug Substance, HALOZYME shall be liable for any and all additional costs for materials, including but not limited to, raw materials, shipping materials or other items previously purchased by AVID in reasonable anticipation of use under this Agreement which have become unnecessary as a result of such change and cannot be used by AVID with its manufacturing efforts for its other customers (collectively, the "Incurred Material Costs"); provided, however, that AVID has notified HALOZYME in writing of such Incurred Material Costs prior to the date of any amendment to the Specifications and HALOZYME has agreed in writing to pay to AVID such Incurred Material Costs.

                  2.2.4 In the event that any change contemplated under this
Section 2.2 that is requested by HALOZYME has the effect of delaying a scheduled manufacturing run, AVID shall use its reasonable best efforts to accommodate such run as soon as reasonably practicable. The parties agree that AVID shall not be liable to HALOZYME for any loss, damages incurred by HALOZYME to the extent resulting from such delay.

                  2.2.5 In the event that HALOZYME requests a change, whether planned or unplanned that causes a delay to a manufacturing run under the Manufacturing Schedule, HALOZYME shall be liable for any and all Incurred Material Costs; provided, however, that AVID has notified HALOZYME in writing of such Incurred Material Costs prior to the date of any amendment to the Manufacturing Schedule and HALOZYME has agreed in writing to pay to AVID such Incurred Material Costs. An alteration to the agreed upon Manufacturing Schedule that is requested by HALOZYME and results in HALOZYME losing a manufacturing time slot will result in forfeiture of the deposit for that manufacturing time slot as identified and set forth in the Purchase Price unless AVID, using its reasonable best efforts, is able to fill such manufacturing time slot with a manufacturing project for one of its other customers.

                  2.2.6 In the event that AVID requests a change, whether planned or unplanned, that causes a delay to a manufacturing run under the Manufacturing Schedule, HALOZYME shall not be liable for any and all Incurred Material Costs and shall not lose its deposit for any manufacturing slots identified and set forth in the Purchase Price. AVID shall, in good faith and using commercially reasonable efforts, limit any delay resulting from such change to less than thirty (30) days; provided, however, that if the change requested by AVID results in a delay to the manufacturing run under the Manufacturing Schedule longer than sixty (60) days

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                                 CONFIDENTIAL TREATMENT REQUESTED--REDACTED COPY

in the aggregate, the parties shall mutually agree upon a fair and equitable reduction in the Purchase Price for the applicable Bulk Drug Substance to compensate HALOZYME for such delay, provided that such delay was not caused by HALOZYME.

            2.3 Quality Agreement. At the reasonable request of either party, the parties shall negotiate in good faith amendment(s) to the Quality Agreement (Exhibit C) (a) to address matters specific to the Production of Bulk Drug Substance for sale and use outside the United States, and (b) to address regulatory concerns raised by a Regulatory Authority or concerns relating to regulatory compliance or quality raised by a party.

            2.4 Order of Precedence. In the event that the terms of the Bulk Drug Substance Master Plan or Quality Agreement are inconsistent with the terms of this Agreement, this Agreement shall control, unless otherwise explicitly agreed to in writing by the parties. The Bulk Drug Substance Master Plan and Quality Agreement shall be deemed to be incorporated herein and by reference and made a part of this Agreement.

            2.5 Raw Materials and Testing. HALOZYME authorizes AVID to procure from qualified vendors in accordance with the Bulk Drug Substance Master Plan all necessary raw materials and supplies required to meet the manufacturing timeline per the Manufacturing Schedule. HALOZYME shall provide AVID with at least four (4) months advance written notice if HALOZYME would like to delay the purchase of the raw materials and supplies. In addition, HALOZYME authorizes AVID to ship out all necessary samples for outside testing as soon as reasonable practical in accordance with the Bulk Drug Substance Requirements. In accordance with the Bulk Drug Substance Master Plan, HALOZYME shall pay AVID for all raw materials, supplies, and outside testing charges procured on behalf of HALOZYME to manufacture the BDS. In the event the raw materials and supplies are utilized for other customers of AVID, HALOZYME shall receive credit from AVID for the raw materials and supplies utilized by other customers of AVID.

                  In the event that a raw material is either not available despite being ordered in advance adhering to supplier's stated lead-time, or on back order from a vendor, or received raw materials do not meet Specifications, and in each case such delay is out of the reasonable control or foresight of the parties, the Manufacturing Schedule shall be delayed at no cost or liability to either party; provided, however, that if such delay is caused solely by AVID and is longer than thirty (30) days in the aggregate, the parties shall mutually agree upon a fair and equitable reduction in the Purchase Price for the applicable Bulk Drug Substance to compensate HALOZYME for such delay, provided that such delay was not caused by HALOZYME. HALOZYME and AVID will use their reasonable best efforts to locate alternative sources of the back ordered raw material. If a vendor is located, said vendor must be qualified prior to any material being used in the manufacture of the Bulk Drug Substance. AVID will qualify vendor under the terms of this Agreement. AVID shall provide HALOZYME with the right to secure the next available manufacturing time slot once the raw material has been received and tested to meet Specifications.

      3.    VALIDATION AND PRODUCTION OF BULK DRUG SUBSTANCE.

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                                 CONFIDENTIAL TREATMENT REQUESTED--REDACTED COPY

            3.1 Initiation and Conduct. Upon execution of this Agreement, pursuant to the terms and conditions of this Agreement, (a) AVID, with input from HALOZYME, shall conduct process validation of Bulk Drug Substance as mutually agreed (including without limitation providing labor and testing for such process validation), at an additional fee to be mutually determined in advance in good faith but in no event greater than *** unless agreed upon in writing, pursuant to the Manufacturing Schedule and conduct Production of Bulk Drug Substance pursuant to the Bulk Drug Substance Master Plan, and (b) HALOZYME shall pay AVID the Purchase Price in accordance with Exhibit B, and AVID shall Produce and deliver to HALOZYME, such quantities of Bulk Drug Substances as set forth in the Manufacturing Schedule.

            3.2 Documentation. A master batch record and associated SOP's detailing the processes and procedures for manufacturing the Bulk Drug Substance in conformance with the Specifications shall be generated by AVID; provided, however that they must be reviewed and approved in writing by AVID and by HALOZYME prior to Production (the "Master Batch Record"). Any substantive change (e.g., one that would require a change in revision level per AVID Document Control SOP) to the approved Master Batch Record must be reviewed and approved in writing by AVID and HALOZYME prior to any change being implemented. It is the responsibility of HALOZYME to ensure that proper Regulatory Authorities approve the suggested changes, if necessary. Each Batch of Bulk Drug Substance shall be Produced according to, and shall be documented in, a production copy of the Master Batch Record, known as an Executed Batch Record. Each copy of the Executed Batch Record for such Batch of Bulk Drug Substance shall be assigned a unique batch number by AVID. Any deviation from the manufacturing process specified in the Master Batch Record must be documented in the copy of the Master Batch Record for that Batch using a deviation form. AVID shall provide HALOZYME with one (1) copy of a Released Executed Batch Record with a completed Batch of Bulk Drug Substance as soon as practical but no later than within two
(2) weeks following completion of such batch. All AVID SOPs shall be made available to HALOZYME for review at AVID's facility. HALOZYME shall not be allowed to copy or duplicate any AVID SOPs without the prior written consent of AVID. After the Effective Date, HALOZYME will be permitted to review all relevant general SOP's so long as they do not compromise confidentiality of other clients and all reviews must be on-site only. In no event shall HALOZYME be provided copies of these general SOP's nor shall HALOZYME remove said documents from AVID's facility.

            3.3 Delivery Terms. In accordance with the Bulk Drug Substance Master Plan, AVID shall ship all Bulk Drug Substance, at HALOZYME's expense, to a location designated by HALOZYME, FCA (Tustin, California, per Incoterms 2000), by a common carrier designated by HALOZYME in the shipping instructions to be provided by HALOZYME (the "Shipping Instructions"). AVID shall be responsible for the loading of the Bulk Drug Substance on departure and shall bear risk of loss of such loading. HALOZYME shall procure, at its expense, insurance covering damage or loss of Bulk Drug Substance during shipping. All Shipping Instructions of HALOZYME shall be in writing and shall include detailed packaging instructions, the name and address of the recipient and the shipping date. HALOZYME shall be solely responsible for its own shipping validation studies prior to the shipment of any BDS and

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                                 CONFIDENTIAL TREATMENT REQUESTED--REDACTED COPY

AVID shall not be responsible for the in-transit BDS provided it complied with the Shipping Instructions.

            3.4 Payment for Bulk Drug Substance and Development. HALOZYME shall pay all amounts required to be paid to AVID pursuant to this Agreement no later than thirty (30) days from the date of invoice in accordance with the Purchase Price, unless otherwise described herein.

                  3.4.1 Payment Schedule for BDS. With respect to each manufacturing run of the Bulk Drug Substance, the following payment schedule shall apply:

                        (a) HALOZYME shall pay AVID a slot reservation deposit (the "Slot Reservation Deposit") equal to 33% of the price of each Bulk Drug Substance per the Purchase Price, which amount is due no later than ninety (90) days prior to the date the applicable batch is scheduled to be manufactured per the Manufacturing Schedule. In no event shall AVID be required to reserve a manufacturing slot for HALOZYME until HALOZYME has paid its slot reservation deposit.

                        (b) HALOZYME shall pay AVID a fee equal to 33% of the price of each Bulk Drug Substance per the Purchase Price, which amount is due within thirty (30) days after purification is complete and will be invoiced by AVID on the date the applicable batch is scheduled to be manufactured per the Manufacturing Schedule.

                        (c) HALOZYME shall pay a completion fee equal to 34% of the price of each Bulk Drug Substance per the Purchase Price, which amount is due within 30 days from HALOZYME's receipt of the associated Released Executed Batch Record and the COA, provided the BDS met the Bulk Drug Substance Requirements set forth in Section 5.1.

                  3.4.2 Cancellation Fee. Subject to 2.2.5, HALOZYME recognizes that AVID will reserve certain manufacturing capacity for HALOZYME to meet the BDS requirements set forth in the Manufacturing Schedule. In exchange for this commitment, and as AVID's sole and exclusive remedy for any cancellation of a manufacturing run set forth in the Manufacturing Schedule, HALOZYME hereby agrees to pay AVID a cancellation fee solely for the cancellation of manufacturing runs of the BDS as more particularly described in the Purchase Price. The cancellation fee shall be calculated by taking the product of (i) the price for the manufacturing of the BDS per the Purchase Price and (ii) the applicable percentage based set forth below based on the date of termination:

                Cancellation greater than *** prior to start of *** a manufacturing run per Manufacturing
                Schedule
                Cancellation less than *** prior to start of a *** of applicable Slot manufacturing run per Manufacturing Reservation Deposit Schedule

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                                 CONFIDENTIAL TREATMENT REQUESTED--REDACTED COPY

      Notwithstanding the foregoing, if HALOZYME cancels a manufacturing run less than *** prior to the scheduled start of the manufacturing run per the Manufacturing Schedule, HALOZYME shall not owe a cancellation fee if AVID is able to fill such slot with another of its customers. AVID shall use its best efforts to attempt to fill a slot created by any such cancellation. HALOZYME shall notify AVID as soon as practical of any planned or anticipated manufacturing delays.

                  3.4.3 Monetary Default. If HALOZYME defaults on any payments due, interest shall accrue on any amount overdue at the rate of one percent (1%) per month or the maximum rate allowed by law, whichever is lower, and for so long as such overdue amount is unpaid, AVID shall be entitled to suspend any additional services under this Agreement by providing written notice to HALOZYME. The parties agree that AVID shall not be liable to HALOZYME for any loss, damages incurred by HALOZYME to the extent resulting from such delay.

            3.5 Equipment. During the term of this Agreement, upon the prior written approval of HALOZYME in each case, HALOZYME shall fund the purchase of equipment necessary to Produce the Bulk Drug Substance. All such equipment paid for by HALOZYME shall be owned solely by HALOZYME; provided, however, that such equipment shall remain at AVID's facility used for Production of Bulk Drug Substance and shall be available for AVID's use solely in connection with the Production of Bulk Drug Substance for HALOZYME. AVID shall not use such equipment for any other purpose, shall not transfer such equipment to any third party or other location, shall not purport to convey or grant to any third party an interest in such equipment, and shall take no action inconsistent with HALOZYME's ownership of such equipment. During the term of this Agreement, AVID shall be responsible, at HALOZYME's expense, for maintaining, servicing and insuring (including by means of self-insurance) such equipment to the same extent and in the same manner as AVID maintains, services and insures (including by means of self-insurance) its own equipment. AVID shall maintain appropriate records regarding the use, maintenance and service of such equipment as required under cGMP. Upon termination of this Agreement, AVID promptly shall deliver such equipment to HALOZYME at such location as HALOZYME reasonably requests at HALOZYME's sole expense.

      4.    PRODUCTION OF PRODUCT.

            4.1 Production.AVID shall Produce Bulk Drug Substance in accordance with the Bulk Drug Substance Requirements. HALOZYME shall have the right, subject to AVID's standard visitation policy, to access the AVID facilities, review all applicable records related the Production of Bulk Drug Substance in accordance with the Quality Agreement and AVID's standard visitation policy. HALOZYME shall have the right (a) to generally review the Production of the Bulk Drug Substance, and (b) to review all relevant documentation; provided, however, that HALOZYME shall not have the right to be physically present during the manufacturing of the Bulk Drug Substance (from component preparation through final filling and labeling) except as expressly set forth in this Agreement. If HALOZYME discovers variances in the documentation from established standards and methods of Production of Bulk

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Drug Substance, HALOZYME shall give written notice thereof to AVID, and upon receipt of any such notice, AVID promptly shall take all appropriate remedial or corrective action and give written notice to HALOZYME describing in reasonable detail such actions taken.

            4.2 Audits. HALOZYME shall have the right to audit AVID's facilities in accordance with the Quality Agreement. HALOZYME shall have the additional right to audit AVID's facilities to address significant Bulk Drug Substance quality or safety problems (each a "For Cause Audit") as discovered through Bulk Drug Substance failures or complaints related to AVID's Production of the Bulk Drug Substance. Such audits shall be scheduled at mutually agreeable times upon reasonable advance written notice to AVID, shall be at HALOZYME's expense, and, other than For Cause Audits which may be scheduled and conducted as applicable, shall not occur more than one (1) time per calendar year or exceed 3 days in length, after successful completion of a pre-approval inspection audit, unless required by AVID's compliance status or HALOZYME's needs or obligations as a license holder. In connection with performing such audits, HALOZYME shall comply with all reasonable rules and regulations promulgated by AVID relating to confidentiality, safety and security.

            4.3 Testing. In accordance with the Quality Agreement, AVID shall test, or cause to be tested by third party testing facilities audited by AVID, and approved by HALOZYME, in accordance with the Bulk Drug Substance Requirements, each Batch of Bulk Drug Substance produced pursuant to this Agreement before delivery to HALOZYME. Any third party testing facilities chosen by HALOZYME and not previously audited by AVID will be audited by AVID, at HALOZYME expense. A Certificate of Analysis and a Certificate of Compliance for each Batch of Bulk Drug Substance delivered to HALOZYME shall set forth the items tested, specifications, and test results in accordance with the Quality Agreement. AVID shall send, or cause to be sent, to HALOZYME such certificates along with one (1) copy of the Released Executed Master Batch Record two (2) weeks after final QA review (in accordance with the Quality Agreement) and approval of the executed Master Batch Record. As the drug license holder, HALOZYME shall assume full responsibility for final disposition of each lot of Bulk Drug Substance. Prior to use of any raw material or component in the manufacture of Bulk Drug Substance, HALOZYME shall review the information AVID has on file regarding the vendor, part number and any relevant testing data used to qualify that raw material or component. HALOZYME shall approve the use of any such vendor in writing prior to the initiation of any commercial manufacturing. In the event a raw material or component is determined at a later stage to contain an adventitious agent or contaminant liability will be determined subsequent to an investigation to be conducted by the parties.

            4.4 Permits and Licenses. HALOZYME shall have sole responsibility, at its expense, for obtaining all permits and licenses, including any licenses specific (i.e., including, but not limited to licenses for specific cell lines, expression systems, purification and specific media components, etc.) for manufacture of the Bulk Drug Substance, necessary or required for the sale, marketing and commercialization of each Bulk Drug Substance manufactured by AVID hereunder. AVID shall be responsible, at its expense, to obtain and maintain all permits and licenses required for it to carry out its regulatory and Production obligations hereunder. AVID, at HALOZYME's request and expense, shall cooperate with HALOZYME by assisting in

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preparing and filing any necessary documents to support HALOZYME's applications for permits and licenses.

            4.5 Regulatory Requirements. Each party shall use its reasonable best efforts to promptly notify the other of new regulatory requirements of which it becomes aware which are relevant to the Production of a Bulk Drug Substance under this Agreement and which are required by the Regulatory Authorities or other applicable laws or governmental regulations, and shall confer with each other with respect to the best means to comply with such requirements.

            4.6 AVID's Facility. AVID is responsible for cGMP compliance with all Federal, State and local Regulatory Authorities, laws and regulations ("Regulations") as they apply to AVID's facility. AVID shall have no responsibility for compliance with Regulations as they relate specifically to final filling, labeling development or marketing. HALOZYME assumes responsibility for all contact with the FDA and other Regulatory Authorities pertaining specifically to the Bulk Drug Substance; provided, however, AVID shall provide to HALOZYME all such information as HALOZYME requires in connection with such contacts with the FDA and other regulatory bodies and AVID agrees to otherwise fully cooperate with HALOZYME in connection with such matters.

            4.7 Regulatory Approvals. AVID shall provide product specific information at HALOZYME's expense, including documents and assistance for HALOZYME in preparation of submissions to Regulatory Authorities designated by HALOZYME in support of HALOZYME's 510(k)s, INDs, New Drug Applications (NDAs), or similar applications required of US or foreign governments and licenses.

            4.8   Regulatory Authority Inspections.

                  4.8.1 Interaction with Regulatory Authorities. All interaction with Regulatory Authorities (both written and oral) that directly affects Bulk Drug Substance or the Production of Bulk Drug Substance shall be conducted in accordance with the provisions of this Section 4. At HALOZYME's request, AVID will authorize Regulatory Authorities to review on HALOZYME's behalf applications related to the Production of the Bulk Drug Substance.

                  4.8.2 Bulk Drug Substance Pre-Approval Inspection. In the case of the Bulk Drug Substance Pre-Approval Inspection by the FDA or other Regulatory Authorities related to HALOZYME's Bulk Drug Substances, the following shall apply: (a) AVID immediately shall inform HALOZYME of the notice of such inspection; (b) AVID shall permit a representative of HALOZYME to be present at such inspection providing the HALOZYME representative is a non-participant in any such meeting, provided that information of other clients of AVID is not discussed; (c) AVID shall permit such representative of HALOZYME to be present as a non-participant in, each daily wrap up session for such inspection and the post-inspection wrap up session for such inspection, provided that information of other clients of AVID is not discussed; (d) AVID promptly shall provide HALOZYME with copies of all written materials, including, without limitation, copies of any Notice of Inspection (FDA Form 482 or equivalent), other notice of inspection, notice of violation, other similar notice, or Inspectional Observations (FDA Form 483 or equivalent) received by AVID relating to such inspection, and

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Establishment Inspection Report (EIR) relating to such inspection (provided that
AVID shall have the right to redact such documents to the extent necessary to maintain other clients confidentiality, if applicable), and (e) AVID shall provide HALOZYME with advance copies of all proposed responses to any such inspections, notices or actions, shall permit HALOZYME reasonable opportunity (provided that such does not prejudice AVID's ability to respond within 15 working days of its receipt of the Form 483 or equivalent) to review and comment on each such response, shall consider HALOZYME's comments thereon, and shall provide HALOZYME with copies of each such response as submitted. Notwithstanding the foregoing, (i) nothing contained in this Section 4.8.2 shall be deemed to give HALOZYME the authority to deal directly with the FDA in resolving any matter arising out of the Pre-Approval Inspection without the prior written consent of AVID, and (ii) AVID shall use its best efforts to promptly and diligently correct the deviations and observations identified in the Form 483 or other regulatory inspection summary. AVID shall implement such corrections at AVID's expense. If AVID's failure to resolve any deviations and observations results in delays of HALOZYME's ability to obtain product approval or bring products to market, the parties shall mutually agree upon a fair and equitable reduction in the Purchase Price to compensate HALOZYME for such failure. In no event shall AVID be liable for any lost profits to the extent due to a delay caused by Regulatory Authorities.

                  4.8.3 Other Bulk Drug Substance Specific Inspections. In the case of an inspection (other than the Bulk Drug Substance Pre-Approval Inspection) by a Regulatory Authority the following shall apply: (a) AVID shall, as soon as reasonably practicable, inform HALOZYME by phone or e-mail to their head of regulatory and quality of the notice of such inspection; (b) AVID shall, to the extent the inspection relates to the Production of Bulk Drug Substance provide HALOZYME with copies of all written materials, including without limitation copies of any Notice of Inspection (FDA Form 482 or equivalent), other notice of inspection, notice of violation, other similar notice, or Inspectional Observations (FDA Form 483 or equivalent) received by AVID relating to such inspection, and Establishment Inspection Report (EIR) relating to such inspection (provided that AVID shall have the right to redact such documents to the extent necessary to maintain other clients confidentiality);and (e)AVID shall provide HALOZYME with appropriately redacted copies of all responses to any such inspections, notices or actions as finally submitted. Notwithstanding the foregoing, AVID shall use its best efforts to promptly and diligently correct the deviations and observations identified in the Form 483 or other regulatory inspection summary. AVID shall implement the corrections at AVID's expense. If AVID's failure to resolve any deviations and observations results in delays of HALOZYME's ability to obtain product approval or bring products to market, the parties shall mutually agree upon a fair and equitable reduction in the Purchase Price to compensate HALOZYME for such failure

                  4.8.4 Other Inspections. In the case of an inspection by a Regulatory Authority of an AVID facility that does not directly affect the Production of Bulk Drug Substances, the following shall apply: (a) AVID promptly shall provide HALOZYME with copies of all written materials (with confidential information that does not directly affect the Production of Bulk Drug Substances redacted therefrom), including without limitation copies of any Notice of Inspection (FDA Form 482 or equivalent), other notice of inspection, notice of

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violation, other similar notice, or Inspectional Observations (FDA Form 483 or equivalent) received by AVID relating to such inspection, and Establishment Inspection Report (EIR) relating to such inspection (provided that AVID shall have the right to redact such documents to the extent necessary to maintain other clients confidentiality); and (b) AVID promptly shall provide HALOZYME with copies of all responses to any such inspections, notices or actions (with confidential information that does not directly affect the Production of Bulk Drug Substances redacted therefrom).

            4.9 Accelerated Delivery. In the event of any adverse regulatory action, including without limitation receipt by AVID from the FDA or other Regulatory Authorities of a warning letter, injunction, restraining order, notice of intent to do any of the foregoing, or notice of intent to revoke or suspend any of AVID's licenses that directly affect Bulk Drug Substance or the Production of Bulk Drug Substance made from AVID's produced Bulk Drug Substance, AVID shall deliver to HALOZYME or its affiliates, within forty eight (48) hours of a written request from HALOZYME and after tender by HALOZYME of the applicable Purchase Price, all Bulk Drug Substance requested by HALOZYME in AVID's possession; provided that AVID is not prohibited from doing so per any applicable law, regulation, court or agency order, notice, or ruling.

      5.    ACCEPTANCE OF BULK DRUG SUBSTANCE.

            5.1 Bulk Drug Substance Conformity. With respect to each Batch, no later than thirty (30) calendar days from AVID'S delivery of the COA and Released Executed Batch Record (provided by HALOZYME) for such Batch, HALOZYME shall either (a) accept the Batch and title shall transfer to HALOZYME, or (b) notify AVID in writing of the failure of the Batch to meet the Bulk Drug Substance Requirements. All risk of loss for the Bulk Drug Substance shall pass to HALOZYME at the close of business on the 30th calendar day following the later of delivery of the COA and Released Executed Batch Record for such Batch unless HALOZYME has notified AVID of the failure of the Batch to meet the Bulk Drug Substance Requirements. It shall be the responsibility of HALOZYME to provide AVID the Shipping Instructions for the Bulk Drug Substance and any labeling requirements for the Bulk Drug Substance. All reasonable costs and expenses associated with HALOZYME's packaging and shipping requests shall be paid by HALOZYME. Notwithstanding the foregoing, if HALOZYME accepts a Batch but wishes to have AVID store the Bulk Drug Substance under a bill and hold arrangement beyond the thirty (30) day period, HALOZYME shall provide AVID with written notice to store the BDS and shall pay AVID *** a month per Batch (not to exceed six (6) months) and AVID shall store such Batch in accordance with cGMP at its facilities ("Bill and Hold Arrangement"). Promptly following the end of such six (6) month period, AVID shall, at HALOZYME's expense, ship the remaining BDS (if any) to such as address as HALOZYME shall provide. Under the bill and hold arrangement, HALOZYME shall provide to AVID, prior to the close of the thirtieth (30th) calendar day following the later of delivery of the COA and Released Executed Batch Record, a written fixed schedule covering a period not to exceed such six (6) month period for delivery of the BDS. Other than AVID's obligations relating to the storage and delivery of the BDS, AVID shall not be responsible for any additional performance obligations with respect to the BDS after the thirty (30) day period. HALOZYME agrees that all


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risk of loss of the BDS shall transfer to HALOZYME at the close of the thirtieth
(30th) calendar day following AVID'S delivery of the COA and Released Executed Batch Record for such Batch under any Bill and Hold Arrangement. HALOZYME shall pay all amounts required to be paid to AVID pursuant to this Agreement no later than thirty (30) days from the date of invoice in accordance with the Purchase Price.

                  5.1.1 If HALOZYME fails to notify AVID within the time period specified in Section 5.1 that any Bulk Drug Substance does not conform to the Bulk Drug Substance Requirements, then HALOZYME shall be deemed to have accepted such Bulk Drug Substance and waived its right to revoke acceptance.

                  5.1.2 If HALOZYME believes any Bulk Drug Substance does not conform to the Bulk Drug Substance Requirements, it shall give written notice to AVID specifying the manner in which such Bulk Drug Substance fails to meet the Bulk Drug Substance Requirements. Guidelines for resolving any disputed claims regarding conformity of Bulk Drug Substance are set forth in Section 5.1.3.

                  5.1.3 If there is any dispute concerning whether the Bulk Drug Substance complies with the Bulk Drug Substance Requirements or whether any such failure is due (in whole or in part) to acts or omissions of HALOZYME after delivery of the Bulk Drug Substance, the parties first shall refer such matter to the head of Quality Department of each company for amicable settlement. In the event that the head of each Quality Department does not settle such dispute within ten (10) business days (or such later time as the parties may agree in writing) after one party referred the matter to the other company's Quality Department, a sample of the Bulk Drug Substance retained by AVID and a sample of the Bulk Drug Substance delivered to HALOZYME shall be exchanged between the parties for a counter-check. If such counter-check does not resolve the dispute, a sample of the Bulk Drug Substance retained by AVID and a sample of the Bulk Drug Substance delivered to HALOZYME shall be submitted to an independent, qualified third party laboratory that is mutually acceptable and selected by the parties promptly in good faith. Such laboratory shall determine whether the Bulk Drug Substance delivered to HALOZYME met the Bulk Drug Substance Requirements at the time of delivery by AVID, and such laboratory's determinations shall be final. In the event the Bulk Drug Substance provided by AVID to the independent, qualified third party laboratory meets the Bulk Drug Substance Requirements, HALOZYME shall immediately and without delay pay AVID the Purchase Price. The non-prevailing party shall bear the costs of such laboratory or consultant, except as set forth in Section 5.2.2.

         5.2 Remedies for Non Conforming Bulk Drug Substance.

                  5.2.1 In the event AVID agrees that any Bulk Drug Substance is non-conforming or the independent laboratory determines that the shipment of Bulk Drug Substance is non-conforming, AVID shall use its best efforts to replace such non-conforming Bulk Drug Substance as soon as practical in the next available manufacturing time slot from the date of determination by the third party of non-conformity or agreement by AVID of such non-conformity.


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                  5.2.2 In the event AVID agrees, or the independent laboratory or consultant determines, that Bulk Drug Substance is non-conforming due in whole or in part to the negligence or willful misconduct of AVID, then to the extent such nonconformity results from the negligence or willful misconduct of AVID, AVID shall be responsible for the cost of Production and delivery of the replacement Bulk Drug Substance, subject to, and except as otherwise set forth in, the provisions of Section 11.

      6. BULK DRUG SUBSTANCE RECALLS. Each party promptly shall notify the other if any Batch of Bulk Drug Substance is alleged or proven to be the subject of a recall, market withdrawal or correction. HALOZYME shall be responsible for coordinating any recall, market withdrawal or field correction of Bulk Drug Substance, and recall, market withdrawal or correction shall be conducted in accordance with the provisions of the Quality Agreement. HALOZYME shall provide AVID with a copy of all documents relating to such recall, market withdrawal or field correction. AVID shall cooperate with HALOZYME (including providing HALOZYME with all data, information and documents requested by HALOZYME) in connection with such recall, market withdrawal or field correction, at HALOZYME's expense. Unless such recall is caused solely by the negligence, omission or willful misconduct of AVID or solely by AVID's breach of its warranties or obligations under this Agreement, HALOZYME shall be responsible for all of the costs and expenses of such recall, market withdrawal or field correction. In the event a recall, market withdrawal or field correction is necessary because of AVID's breach of this Agreement or its negligence, omission or willful misconduct, AVID will bear all reasonable costs associated with such recall, market withdrawal or field correction (including but not limited to costs associated with receiving and administering the recalled Drug Substance and notification of the recall to those persons whom HALOZYME deems appropriate).

      7. CHANGES IN PRODUCTION. AVID shall inform HALOZYME within fifteen (15) calendar days of the result of any development that directly affects the Production of the Bulk Drug Substance or changes to Bulk Drug Substance-specific AVID SOPs. AVID shall give written notice to HALOZYME of any such changes, and HALOZYME and AVID will review such development or changes in accordance with the Quality Agreement. AVID shall assure that all such changes to the Bulk Drug Substance-specific AVID SOPs are consistent with the Bulk Drug Substance Master Plan unless the parties otherwise expressly agree in writing. AVID shall only make changes to the Bulk Drug Substance Master Plan that are in accordance with
Section 2.2.

      8. CONFIDENTIALITY.

            8.1 Confidential Information. Subject in each case to Section 9.3.3, during the term of this Agreement, and for a period of five (5) years following the expiration or earlier termination hereof, each party shall maintain in confidence all Confidential Information disclosed by the other party (including all Confidential Information disclosed prior to the term of this Agreement pursuant to a written confidentiality agreement between the parties), and shall not use, grant the use of or disclose to any third party the Confidential Information of the other


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party other than as expressly permitted hereby. Each party shall notify the other promptly upon discovery of any unauthorized use or disclosure of the other party's Confidential Information.

            8.2 Terms of this Agreement. Except as otherwise provided herein, during the term of this Agreement and for a period of five (5) years thereafter, neither party shall disclose any terms or conditions of this Agreement to any third party without the prior consent of the other party. Notwithstanding the foregoing, prior to execution of this Agreement, the parties have agreed in writing upon the substance of information that can be used to describe the terms of this transaction, and each party may disclose such information, as modified by mutual agreement from time to time, without the other party's consent.

            8.3 Limitations on Disclosure. Each party shall limit the disclosure of the Confidential Information of the other party and the terms of this Agreement on a need-to-know basis to those directors, officers, employees, consultants, legal and financial advisors, clinical investigators, contractors,
(sub)licensees, distributors or permitted assignees, to the extent such disclosure is reasonably necessary in connection with such party's activities as expressly authorized by this Agreement. To the extent that disclosure is authorized by this Agreement, prior to disclosure, each party hereto shall obtain agreement of any such Person to hold in confidence and not make use of the Confidential Information for any purpose other than those permitted by this Agreement.

            8.4 Permitted Disclosures. The confidentiality obligations contained in this Section 8 shall not apply to the extent that such disclosure is reasonably necessary in the following instances: (a) complying with an applicable law, regulation of a governmental agency (including any regulatory or governmental body or securities exchange) or order of a court of competent jurisdiction, or responding to a subpoena, request for production of documents or other lawful court process, (b) obtaining approval to test or market the Bulk Drug Substance, (c) filing or prosecuting patents owned by the receiving party,
(d) prosecuting or defending litigation, and (e) disclosure to investment bankers, investors, and potential investors, each of whom prior to disclosure must be bound by similar obligations of confidentiality and non-use at least equivalent in scope to those set forth in this Section 8, provided in each case that the disclosing party shall provide written notice thereof to the other party and reasonable opportunity to object to such disclosure or to request confidential treatment thereof, if available. In the event such Agreement is required to be disclosed under the laws of the Securities and Exchange Commission ("SEC"), both parties shall use their reasonable best efforts, to the extent allowable by the SEC, to redact the financial terms before any submission to the SEC to protect the confidentiality of the financial terms contained herein.

      9. INVENTIONS.

            9.1 Existing Intellectual Property.

                  9.1.1 Except as the parties may otherwise expressly agree in writing, each party shall continue to own its existing patents, trademarks, copyrights, trade secrets and other intellectual property, without conferring any interests therein on the other party. Without limiting the generality of the preceding sentence, HALOZYME shall retain all right, title and


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interest arising under the United States Patent Act, the United States Trademark
Act, the United States Copyright Act and all other applicable laws, rules and regulations in and to the HALOZYME Process Technology (as defined in Section
9.1.2 below), Bulk Drug Substance, Labeling and trademarks associated therewith (collectively, "HALOZYME's Intellectual Property"). Neither AVID nor any third party shall acquire any right, title or interest in HALOZYME's Intellectual Property by virtue of this Agreement or otherwise, except to the extent expressly provided herein.

                  9.1.2 In the event that HALOZYME provides any process technology to AVID for Development and/or Production ("HALOZYME Process Technology"), AVID acknowledges and agrees that it shall not, without HALOZYME's prior written consent, (i) use the HALOZYME Process Technology for any purpose other than Development and/or Production as contemplated herein, (ii) seek to patent any HALOZYME Process Technology, (iii) modify the HALOZYME Process Technology, or (iv) incorporate any method or process owned or controlled by AVID into the HALOZYME Process Technology. Notwithstanding anything to the contrary herein, AVID shall not use any patented or proprietary process technology (other than the HALOZYME Process Technology) in the Development or Production of the BDS without obtaining HALOZYME's prior written approval in each case.

            9.2 Jointly Owned Inventions. Subject to Section 9.3, all Inventions which are conceived, reduced to practice, or created jointly by the parties and/or their respective agents (i.e., employees or agents who would be or are properly named as co-inventors under the laws of the United States on any patent application claiming such inventions) in the course of the performance of this Agreement shall be owned jointly by the parties. Each party shall have full rights, subject to the provisions of this Agreement, to freely exploit, transfer, license or encumber its rights in any such jointly-owned Inventions and the patent rights and other intellectual property rights therein without the consent of, or payment or accounting to, the other party. The parties shall share equally in the cost of mutually agreed patent filings with respect to all such jointly owned Inventions. The decision to file for patent coverage on jointly owned Inventions shall be mutually agreed upon, and the Parties shall select a mutually acceptable patent counsel to file and prosecute patent applications based on such joint Inventions. If one party but not the other wishes to apply for patent protection in any country or countries, the party wishing to apply may do so at its sole cost and expense in its own name, and the party not making such an application shall, at the expense of the party making the application, provide the party making the application all reasonably necessary assistance, information and instruction, including executing any reasonable documents necessary to evidence and/or confirm the ownership rights of the party applying for patent protection in such country. Neither party shall amend or abandon any patent application, in respect of any intellectual property which is jointly owned by the parties, without the other party's written consent, which shall not be unreasonably withheld or delayed. The party making a patent application for jointly owned intellectual property shall consult with the other party, and incorporate the other party's reasonable comments and suggestions, at reasonable intervals concerning the application for and maintenance of such registration.

            9.3 Inventions.


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                  9.3.1 All right, title and interest in all Bulk Drug Substance
Inventions, together with all patent rights and other intellectual property rights therein, shall be owned by HALOZYME. AVID hereby sells, assigns and transfers to HALOZYME all of AVID's right, title and interest therein and thereto. AVID shall promptly disclose to HALOZYME all data and information related to any Bulk Drug Substance Invention.

                  9.3.2 All right, title and interest in all Reference Standard, Master Cell Bank, Working Cell Bank, together with all patent rights and other intellectual property rights therein, shall be owned by HALOZYME. AVID hereby sells, assigns and transfers to HALOZYME all of AVID's right, title and interest therein and thereto.

                  9.3.3 All right, title and interest in all Process Inventions, together with all patent rights and other intellectual property rights therein, shall be owned by AVID. AVID shall promptly disclose to HALOZYME any Process Inventions generated or conceived during the term of this Agreement ("New Process Inventions"). HALOZYME hereby sells, assigns and transfers to AVID all of HALOZYME's right, title and interest therein and thereto. AVID hereby grants to HALOZYME a non-exclusive, non-transferable (except as provided below), royalty-free, fully paid-up, perpetual license to practice New Process Inventions solely as required for HALOZYME to manufacture or have manufactured Bulk Drug Substance. As used herein "have manufactured" shall mean that HALOZYME shall have the right to utilize, and sublicense the foregoing rights and disclose applicable technology and information to, a third party manufacturer solely to manufacture Bulk Drug Substance for and on behalf of HALOZYME. AVID shall notify HALOZYME in writing of any such technology and information owned by a third party which AVID is prohibited from licensing to HALOZYME.

            9.4 Rights in Intellectual Property. The party owning any intellectual property shall have the worldwide right to control the drafting, filing, prosecution and maintenance of patents covering the Inventions relating to such intellectual property, including decisions about the countries in which to file patent applications. Patent costs associated with the patent activities described in this Section 9.4 shall be borne by the sole owner. Each party will cooperate with the other party in the filing and prosecution of patent applications. Such cooperation will include, but not be limited to, furnishing supporting data and affidavits for the prosecution of patent applications and completing and signing forms needed for the prosecution, assignment and maintenance of patent applications.

            9.5 Confidentiality of Intellectual Property. Intellectual property shall be deemed to be the Confidential Information of the party owning such intellectual property. The protection of each party's Confidential Information is described in Section 8. Any disclosure of information by one party to the other under the provisions of this Section 9 shall be treated as the disclosing party's Confidential Information under this Agreement. It shall be the responsibility of the party preparing a patent application to obtain the written permission of the other party to use or disclose the other party's Confidential Information in the patent application before the application is filed and for other disclosures made during the prosecution of the patent application.

      10. REPRESENTATIONS AND WARRANTIES.


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            10.1 Mutual Representations. Each party hereby represents and warrants to the other party that (a) the person executing this Agreement is authorized to execute this Agreement; (b) this Agreement is legal and valid and the obligations binding upon such party are enforceable by their terms; and (c) the execution, delivery and performance of this Agreement does not conflict with any agreement, instrument or understanding, oral or written, to which such party may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

            10.2 AVID Warranty. AVID represents and warrants that, as of the time of delivery to HALOZYME in accordance with this Agreement, all Bulk Drug Substance Produced under this Agreement (a) will conform to the Specifications,
(b) will have been Produced in accordance with cGMP and all applicable laws and regulations set forth in the Bulk Drug Substance Master Plan and in accordance with the applicable Certificates of Analysis (provided in accordance with the Quality Agreement) accompanying each Batch of Bulk Drug Substance, and (c) will not be adulterated or misbranded within the meaning of the FD&C Act. AVID represents and warrants that it has obtained (or will obtain prior to Producing Bulk Drug Substance), and will remain in compliance with during the term of this Agreement, all permits, licenses and other authorizations (the "Permits") which are required under federal, state and local laws, rules and regulations applicable to the Production only of Bulk Drug Substance as specified in the Bulk Drug Substance Master Plan; provided, however, AVID shall have no obligation to obtain Permits relating to the sale, marketing, distribution or use of Bulk Drug Substance or with respect to the Labeling of Bulk Drug Substance or as defined in Section 4.4 herein. AVID represents and warrants that
(i) no AVID employees performing services on behalf of AVID under this Agreement have been debarred under Section 306 of the FD&C Act, and (ii) to its knowledge, no persons (other than AVID employees) performing services on behalf of AVID under this Agreement have been debarred under Section 306 of the FD&C Act.

            10.3 HALOZYME represents and warrants that to the best of its knowledge it owns all right, title and interest in and to, or otherwise has lawful rights or licenses to practice and use, the HALOZYME Intellectual Property practiced and used by it in the design, production and manufacture of the Bulk Drug Substance, and HALOZYME has not received any notice of any present or threatened claim, action or proceeding alleging that any part of the HALOZYME Intellectual Property infringes any third party's intellectual property rights, and AVID may perform its obligations contemplated herein without infringing any third party's intellectual property rights in respect of the Bulk Drug Substance, including, without limitation, practicing or using the HALOZYME Process Technology, and without any royalty, fee or similar payment of any kind being or becoming due or payable by AVID to any third party in respect of the Bulk Drug Substance or the practice or use of the HALOZYME Process Technology.

            10.4 Disclaimer of Warranties. Except for those warranties set forth in Sections 10.1 and 10.2 of this Agreement, AVID makes no warranties, written, oral, express or implied, with respect to Bulk Drug Substance or the Development and Production of Bulk Drug Substance. ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT HEREBY ARE


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DISCLAIMED BY AVID. NO WARRANTIES OF AVID MAY BE CHANGED BY ANY REPRESENTATIVES
OF AVID. HALOZYME accepts Bulk Drug Substance subject to the terms hereof.

            10.5 Disclaimer of Warranties. Except as expressly set forth herein, HALOZYME makes no warranties, written, oral, express or implied, with respect to the Bulk Drug Substance. ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT HEREBY ARE DISCLAIMED BY HALOZYME. NO WARRANTIES OF HALOZYME MAY BE CHANGED BY ANY REPRESENTATIVES OF HALOZYME.

      11. LIMITATION OF LIABILITY. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR LOSS OF USE OR PROFITS OR OTHER COLLATERAL, SPECIAL, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES, INCLUDING BUT NOT LIMITED TO THE COST OF A RECALL, EXCEPT AS SET FORTH IN SECTIONS 6 AND 12, WHETHER SUCH CLAIMS ARE FOUNDED IN TORT OR CONTRACT.

      12. INDEMNIFICATION.

            12.1 HALOZYME Indemnification. HALOZYME shall indemnify, defend and hold harmless AVID and its Affiliates and any of their respective directors, managers, members, officers, employees, authorized subcontractors and agents (collectively the "Indemnified Parties") from and against any and all liabilities, obligations, penalties, judgments, disbursements of any kind and nature, losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees and costs) incurred as a result of any claims, demands, actions or other proceedings by unaffiliated third parties against an Indemnified Party (collectively "Claims") to the extent arising out of (a) property damage or personal injury (including without limitation death) of third parties resulting from HALOZYME's storage, promotion, labeling, marketing, distribution, use or sale of Bulk Drug Substances, (b) HALOZYME's negligence, omission or willful misconduct, (c) any claim that the practice of any HALOZYME Intellectual Property or the use of any material or information provided by HALOZYME pursuant to this Agreement infringes or violates the intellectual property rights of any third party and (d) HALOZYME's breach of its representations or obligations under this Agreement, except to the extent any of the foregoing (a) or (c) is caused solely by the negligence, omission or willful misconduct of the Indemnified Parties or solely by the breach by AVID of its representations or obligations under this Agreement.

            12.2 AVID Indemnification. AVID shall indemnify, defend and hold harmless HALOZYME and its Affiliates and any of their respective directors, officers, employees, and agents from and against any and all Claims resulting solely from the Indemnified Parties' negligence, omission or willful misconduct, or solely from AVID's breach of its representations or obligations under this Agreement.

            12.3 Indemnitee Obligations. A party (the "Indemnitee") which intends to claim indemnification under this Section 12 shall promptly notify the other party (the


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"Indemnitor") in writing of any claim, demand, action, or other proceeding in respect of which the Indemnitee intends to claim such indemnification; provided, however, that failure to provide such notice within a reasonable period of time shall not relieve the Indemnitor of any of its obligations hereunder except to the extent the Indemnitor is prejudiced by such failure. The Indemnitee shall permit, and shall cause its Affiliates, and their respective directors, officers, employees, subcontractors and agents to permit, the Indemnitor, at its discretion, to settle any such action, claim or other matter, and the Indemnitee agrees to the complete control of such defense or settlement by the Indemnitor. Notwithstanding the foregoing, the Indemnitor shall not enter into any settlement that would adversely affect the Indemnitee's rights hereunder, or impose any obligations on the Indemnitee in addition to those set forth herein, in order for it to exercise such rights, without Indemnitee's prior written consent, which shall not be unreasonably withheld or delayed. No such action, claim or other matter shall be settled without the prior written consent of the Indemnitor, which shall not be unreasonably withheld or delayed. The Indemnitee, its Affiliates, and their respective directors, officers, employees, subcontractors and agents shall reasonably cooperate with the Indemnitor and its legal representatives in the investigation and defense of any claim, demand, action, or other proceeding covered by the indemnification obligations of this
Section 12. The Indemnitee shall have the right, but not the obligation, to be represented in such defense by counsel of its own selection and at its own expense.

      13. INSURANCE. Each party shall maintain such insurance with respect to the manufacture or distribution of the Bulk Drug Substance, as applicable to each party, in such amounts as such party customarily maintains with respect to the manufacture or distribution of similar products. Each party shall maintain such insurance for not less than one (1) year following the expiration date of the last Bulk Drug Substance Produced under this Agreement.

14. TERM AND TERMINATION.

            14.1 Term. The term of this Agreement (the "Term") shall commence on the Effective Date and shall, unless earlier terminated as provided herein, continue for two (2) years. This Agreement shall, unless earlier terminated as provided herein, thereafter renew automatically for additional one (1) year terms. Either party may terminate this Agreement as of the end of the initial term, or as of the end of any subsequent renewal term, by written notice to the other party at least sixty (60) days prior to the renewal anniversary date.

            14.2 Termination for Breach. Either party may terminate this Agreement upon the material breach of any provision of this Agreement by the other party if such breach is not cured by the breaching party within, forty-five (45) calendar days as to non-monetary breaches and thirty (30) days as to monetary breaches, after receipt by the breaching party of written notice of such default. In the event that the Production or sale of Bulk Drug Substance is enjoined due to the alleged infringement by either party of the proprietary rights of a third party, such occurrence shall be deemed a breach of this Agreement by HALOZYME or AVID.

            14.3 Termination due to Regulatory or Infringement Issues. HALOZYME may terminate this Agreement upon fifteen (15) days prior written notice to AVID if (a) a Regulatory Authority withdraws marketing rights for, or otherwise precludes the sale of, the Bulk Drug


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Substance (or any product for which the Bulk Drug Substance is an active ingredient), or (b) HALOZYME becomes aware of the possible infringement of a third party's intellectual property by the making, using, selling or importing of the Bulk Drug Substance (or any product for which the Bulk Drug Substance is an active ingredient).

            14.4 Additional Rights and Remedies. Subject to Section 11, termination under this Section 14 shall be in addition to the other rights and remedies of the terminating party. Termination of this Agreement for any reason shall not relieve any party of any obligations accruing prior to such termination.

            14.5 Payment on Termination. In the event of the termination of this Agreement, HALOZYME shall pay the applicable Purchase Price for (i) all finished Bulk Drug Substance, (ii) all work-in-process commenced by AVID, including without limitation Incurred Materials (as defined below), except with respect to clause (ii) in the event the termination is due to a breach by AVID and such work-in-process cannot be delivered to HALOZYME or a new manufacturer for completion, and (iii) all outside costs incurred under the Agreement up to the date of termination, including but not limited to, raw materials, supplies, travel and other expenses, provided such costs were reasonable and necessary to complete the approved Manufacturing Schedule as set forth on Exhibit A or any amendment thereto. AVID promptly shall deliver such finished Bulk Drug Substance to HALOZYME in accordance with the Shipping Instructions. HALOZYME shall make payments for all amounts due within thirty (30) calendar days from the date of receipt by HALOZYME of the applicable invoice, pursuant to Section 5. As used in this Section, "Incurred Materials" shall mean all raw materials, documentation, and equipment purchased by AVID for use in the Production of Bulk Drug Substance under this Agreement, but not yet billed to HALOZYME to the extent any such materials, documentation or equipment can not be returned to its source for a refund or used in manufacturing operations with AVID's other customers.

            In the event HALOZYME has caused a monetary default under the Agreement, AVID shall not be obligated to ship any BDS or work-in-process until all amounts due and owed as of the date of termination are paid in full.

            14.6 Survival. Termination, expiration, cancellation or abandonment of this Agreement through any means or for any reason, except as set forth in
Section 14.1, shall be without prejudice to the rights and remedies of either party with respect to any antecedent breach of any of the provisions of this Agreement. The provisions of Sections 6, 8, 9, 11, 12, 14 and 15 hereof shall survive expiration or termination of this Agreement.

            14.7 Files, Records, and HALOZYME property. Upon the expiration or termination of this Agreement, at HALOZYME'S expense, AVID promptly shall make available to HALOZYME copies of all manufacturing and process development documents and records relating to Bulk Drug Substance not previously provided to HALOZYME. Upon expiration or termination of this Agreement and the payment of all amounts due to AVID by HALOZYME, AVID shall promptly make available to HALOZYME all remaining units of the Master Cell Bank, Working Cell Bank and Reference Standard. AVID will provide an inventory record for the Master Cell Bank, Working Cell Bank and Reference Standard. Material deficiencies and


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discrepancies in the inventory record that result in a reduction of theoretical inventory shall be AVID'S responsibility, and may be charged accordingly. Avid shall store the originals or electronic copies of such documents and records according to cGMPs in a safe and secure facility for at least one (1) year following the expiration date or five (5) years from the date of manufacture if there is no expiration date under this Agreement, and shall permit the FDA or other Regulatory Authorities access to such documents and records to the extent requested thereby. For a period of twelve (12) months following expiration or termination of this Agreement, AVID shall make available to HALOZYME for review, any non-confidential information contained therein that is reasonably related to Bulk Drug Substance that may be used by HALOZYME to support any investigational studies or commercial marketing of Bulk Drug Substance.

            14.8 Technology Transfer; Commercial Supply.

                  14.8.1 Transfer of Technology upon Expiration of Agreement. If, following the completion and delivery to HALOZYME of the last Batch, HALOZYME desires to (or desires a third party to) process or manufacture Bulk Drug Substance, then (i) AVID grants to HALOZYME a worldwide, royalty-free, non-exclusive license under the AVID Know-How (as defined below) and AVID Patent Rights (as defined below) solely to make and have made Bulk Drug Substance, (ii) AVID shall transfer to HALOZYME all data, know-how, technology, or information generated during the performance of this Agreement that is reasonably necessary to make and have made Bulk Drug Substance, and AVID shall provide reasonable assistance required to enable HALOZYME to manufacture the Bulk Drug Substance for itself or through a third party (but in no event shall AVID be obligated to provide more than *** to any such technology transfer activities unless AVID agrees in writing thereto, provided such time does not unreasonably interfere with normal operations); provided, however, that any such data, know-how, technology, or information comprising AVID Know-How shall continue to be AVID Confidential Information, but may be disclosed to such third party manufacturers pursuant to written agreements containing confidentiality and non-use provisions no less restrictive than those set forth herein, and (iii) HALOZYME shall pay to AVID the fully burdened costs of assisting in any such technology transfer of ***, plus all out-of-pocket costs related thereto.

                  14.8.2 Transfer of Technology upon Breach by AVID. If, following the uncured breach of a provision of this Agreement by AVID, HALOZYME desires to (or desires a third party manufacturer (selected in good faith by HALOZYME) to) process or manufacture the Bulk Drug Substance, then (i) AVID grants to HALOZYME a worldwide, royalty-free, non-exclusive license under the AVID Know-How and AVID Patent Rights solely to make and have made Bulk Drug Substance, and (ii) AVID shall transfer to HALOZYME all data, know-how, technology, or information generated during the performance of this Agreement that is reasonably necessary (***) to make and have made Bulk Drug Substance, and AVID shall provide reasonable assistance (***) required to enable HALOZYME to manufacture the Bulk Drug Substance for itself or through a third party; provided, however, that any such data, know-how, technology, or information comprising AVID Know-How shall continue to be AVID Confidential Information, but may be disclosed to such third party manufacturers pursuant to written agreements containing confidentiality and non-use provisions no less restrictive than


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those set forth herein. If the FDA has issues during the pre-approval inspection process that result in manufacturing delays, this section does not activate until the earlier of (a) the date upon which the FDA time period required to implement corrective action has expired, or (b) one hundred twenty (120) days following notice of the applicable FDA action.

                  14.8.3 Definitions.

                        (a) "AVID Know-How" shall mean all technical and other information owned or controlled by AVID, which is reasonably necessary by HALOZYME or a third party to make Bulk Drug Substance.

                        (b) "AVID Patent Rights" shall mean all U.S. and foreign patents, patent applications, provisional patent applications, certificates of invention and applications therefore, divisions, continuations or continuations-in-part, or continuing prosecution applications, together with any extensions, registrations, confirmations, reissues, re-examinations, renewals or supplementary protection certificates and other forms of government-issued patent protection directed to the inventions claimed in the foregoing owned or controlled by AVID, in each case the claims of which would necessarily be infringed by making Bulk Drug Substance.

      15. GENERAL PROVISIONS.

            15.1 Notices. All notices hereunder shall be delivered by facsimile (confirmed by overnight delivery), or by overnight delivery with a reputable overnight delivery service, to the following address of the respective parties:

      If to HALOZYME: Halozyme, Inc.
                      11588 Sorrento Valley Road, Suite #17
                      San Diego, California 92121
                      Attn: President and CEO

      With a copy to: DLA Piper Rudnick Gray Cary US LLP
                      4365 Executive Drive, Suite 1100
                      San Diego, CA 92121-2133
                      Attn: Mark R. Wicker, Esq.

      If to AVID:     AVID Bioservices, Inc.
                      14282 Franklin Avenue
                      Tustin, California 92780
                      Attn: Chief Operating Officer

      Notices shall be effective on the day of receipt. A party may change its address listed above by notice to the other party given in accordance with this
Section 15.1.

            15.2 Entire Agreement. The parties hereto acknowledge that this Agreement, together with the Bulk Drug Substance Master Plan, the Agreement for Services entered into


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between the parties dated November 19, 2003 and the Mutual Confidential
Disclosure Agreement entered into between the parties on August 11, 2003 sets forth the entire agreement and understanding of the parties and supersedes all prior written or oral agreements, representations or understandings with respect to the subject matter hereof. No modification of any of the terms of this Agreement, or any amendments thereto, shall be deemed to be valid unless in writing and signed by an authorized agent or representative of both parties hereto. No course of dealing or usage of trade shall be used to modify the terms and conditions herein.

            15.3 Waiver. None of the provisions of this Agreement (including the Exhibits hereto) or the Bulk Drug Substance Master Plan shall be considered waived by any party hereto unless such waiver is agreed to, in writing, by authorized agents of such party. The failure of a party to insist upon strict conformance to any of the terms and conditions hereof, or failure or delay to exercise any rights provided herein or by law shall not be deemed a waiver of any rights of any party hereto.

            15.4 Obligations to Third Parties. Each party warrants and represents that this Agreement does not conflict with any contractual obligations, expressed or implied, undertaken with any third party.

            15.5 Assignment. Neither party shall assign this Agreement or any part hereof or any interest herein to any third party (or use any subcontractor) without the written approval of the other party; provided, however, that either party may, without such consent, assign this Agreement in the case of a transaction involving the merger, consolidation, change in control or sale of all or substantially all of the assets of the party seeking such assignment or transfer and such transaction relates to the business covered by this Agreement and the resulting entity assumes all of the obligations under this Agreement. No assignment shall be valid unless the permitted assignee(s) assumes all obligations of its assignor under this Agreement. No assignment shall relieve any party of responsibility for the performance of its obligations hereunder. Any purported assignment in violation of this Section 15.5 shall be void.

            15.6 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns.

            15.7 Independent Contractor. AVID and HALOZYME are acting under this Agreement as independent contractors and neither shall be considered an agent of, or joint venturer with, the other. Unless otherwise provided herein to the contrary, each party shall furnish all expertise, labor, supervision, machining and equipment necessary for the performance of its obligations hereunder and shall obtain and maintain all building and other permits and licenses required by public authorities.

            15.8 Force Majeure. Neither party shall be liable for any delay in performing or for failure to perform its obligations hereunder if such delay or failure resulted from acts of God or other occurrences beyond its reasonable control and without its fault or negligence. Such acts or occurrences shall include, but are not limited, to earthquakes, floods, fires, power failures, communications failures, epidemics, strikes, lockouts, war, component shortage, terrorist activity or government regulation which occur after the Effective Date (each an "event of force


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majeure"). If an event of force majeure occurs, the date(s) for performance of the obligation affected shall be postponed to the extent necessary by the event of force majeure, provided that if any event of force majeure continues for a period of or exceeding three (3) months, either party shall have the right to terminate this Agreement forthwith by written notice to the other party. Each party shall use its reasonable best efforts to minimize the effects of any event of force majeure.

            15.9 Variations. No variation or amendment to this AGREEMENT shall bind either party unless made in writing and signed by both parties hereto.

            15.10 Governing Law. This Agreement is being delivered and executed in the State of California. In any action brought regarding the validity, construction and enforcement of this Agreement, it shall be governed in all respects by the laws of the State of California, without regard to the principles of conflicts of laws.

            15.11 Severability. If any term or provision of this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other term or provision hereof, and this Agreement shall be interpreted and construed as if such term or provision, to the extent the same shall have been held to be invalid, illegal or unenforceable, had never been contained herein.

            15.12 Headings, Interpretation. The headings used in this Agreement are for convenience only and are not part of this Agreement.

IN WITNESS WHEREOF, the parties hereto have each caused this Supply Agreement to be executed by their duly-authorized representatives as of the Effective Date above written.

HALOZYME, INC.                                AVID BIOSERVICES, INC.

By:    /s/ Jonathan Lim                    By:       /s/ William J. Treat
      ----------------------------                  ----------------------------
Name:  Jonathan Lim                        Name:     William J. Treat
      ----------------------------                  ----------------------------
Title: President and CEO                   Title:    Chief Operating Officer
      ----------------------------                  ----------------------------

See Attachments: Exhibits A, B, C, E must be attached for this Commerical Supply Agreement to be valid. [Exhibit D reserved and not included in this document]


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    HAS BEEN REQUESTED IS OMITTED AND NOTED WITH "***". AN UNREDACTED VERSION OF
      THIS DOCUMENT HAS BEEN SUBMITTED SEPARATELY TO THE SECURITIES AND EXCHANGE
                                                                     COMMISSION.


            EXHIBIT A: MANUFACTURING SCHEDULE (COMMERCIAL AGREEMENT)


The schedule for manufacturing is an estimate based upon *** for 2005. HALOZYME will use commercially reasonable efforts to provide AVID with a 2006 Manufacturing Schedule by the end of the ***. Times are based upon the process developed and used for the *** that have been manufactured. The process consists of ***.

                           Manufacturing Schedule 2005

                                       ***


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  CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT
    HAS BEEN REQUESTED IS OMITTED AND NOTED WITH "***". AN UNREDACTED VERSION OF
      THIS DOCUMENT HAS BEEN SUBMITTED SEPARATELY TO THE SECURITIES AND EXCHANGE
                                                                     COMMISSION.


                EXHIBIT B: PURCHASE PRICE (COMMERCIAL AGREEMENT)

                                    OVERVIEW

The manufacturing process will be in conformance with ICH Q7A guidelines and will meet Avid's internal policies and procedures for the manufacturing in a multi-product facility. Currently, the facility is *** based upon *** and ***. *** are operated in a dedicated manner consistent with current good manufacturing practices and the Q7A guidelines.

TO BE SUPPLIED BY HALOZYME

      1.    Timeline for delivery of tested and released bulk filled material.

      2.    Instructions for shipment of material to inventory location.

      3.    Final specifications for bulk filling.

TO BE SUPPLIED BY AVID

      1.    Production slot schedule after review of HALOZYME's requirements.

QUOTE LIMITATIONS

      This quote is for (1) up to 7 manufacturing runs per year at the 100L scale and (2) is *** except where noted below for a period of the two (2) years.

         PROJECT:          CGMP MANUFACTURING AT ***

         TIMELINE:         ***
         BATCH PRICE:

                            ***                                  ***
                            ***                                  ***
                            ***                                  ***
                            ***                                  ***
                            ***                                  ***
                            ***                                  ***
                            ***                                  ***
                            ***                                  ***
                            ***                                  ***
                            ***                                  ***
                            ***                                  ***
                            ***                                  ***

      ** Estimated applicable sales tax based on current sales tax rate of 7.75% for San Diego county. Sales taxes will not be charged if HALOZYME provides AVID with a reseller's permit prior to the date of shipment.

      (1) Such fee was based on the general supplies, chemicals, materials testing, release


                                       i


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            testing, and in-process testing included in the attachments to this
            Exhibit B. If additional procedures or testing is required, HALOZYME will be billed an additional amount as mutually agreed upon.

      (2) Price reflects cost for independent runs. If raw materials are purchased in bulk for multiple runs resulting in cost savings, the cost savings will be passed through to HALOZYME. If during the course of the contract, the manufacturer of chemicals raises or lowers their prices by greater than ***, the price for the run will be adjusted to reflect this change. The price of the first run under this contract will be reduced for available raw material inventory previously paid for by HALOZYME and utilized during the manufacturing run.

PROCESS STEPS:

                  1. AVID will perform cGMP manufacturing at *** to produce commercial Bulk Drug Substance and including filling up to *** of bulk product.

                  2. AVID will perform materials testing, release testing, and in-process testing in accordance with the attachment.

                  3. AVID will arrange all outside product testing for bulk material in accordance with the attachment.

                  4. AVID will generate a Certificate of Analysis for the final vialed product.

                  5. AVID will provide one copy of AVID's Released Executed Batch Record.

                  6. AVID will add additional testing if required by HALOZYME at cost.


      PROJECT:   CGMP MANUFACTURING AT *** (OPTION)*
      TIMELINE:  ***
      MANUFACTURING BATCH FEE:   ***
      PROCESS STEPS:

                  1. AVID will perform cGMP manufacturing at *** to produce commercial Bulk Drug Substance.

                  2. AVID will perform in process and final bulk product testing of in-house assays according to Exhibit E.

                  3. AVID will arrange all outside product testing for bulk material at HALOZYME's expense.

                  4. AVID will generate a Certificate of Analysis for the final bulk product.

                  5. AVID will provide one copy of AVID's Released Executed Batch Record.

                  6. Batch Price excludes all raw materials, raw material identity testing, supplies, outside testing charges , shipping fees, and other external costs as deemed necessary to complete the project which will billed at cost plus mark-up consistent with existing contract. (At the time of this document, final pricing in all of the above areas was still TBD and will require modification to the appropriate General Terms sections)

      PROJECT: CGMP BULK FILLING


                                       ii


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      TIMELINE:  ***
      PRICE:     ***
      PROCESS STEPS:

                  1. AVID will sterile filter and fill with aseptic processing conditions from ***

                  2. For validation studies, the vial size, number and sequence must be determined prior to initiation of the
                        ***.

                  3. AVID will perform visual inspection of vials under current SOPs.

                  4. AVID to label and package filled product using existing labeling and packaging methods provided by HALOZYME.

                  5. AVID will procure vials, stoppers, overseals, labels, and packaging to be billed to HALOZYME at cost.

      *Excludes any process validation procedures that are required prior to any cGMP runs.

ATTACHMENTS:
1. COSTING- GENERAL SUPPLIES
2. COSTING- MATERIAL TESTING
3. COSTING- CHEMICALS
4. COSTING- IN PROCESS
5. COSTING- RELEASE TESTING


                                       iii


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  CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT
    HAS BEEN REQUESTED IS OMITTED AND NOTED WITH "***". AN UNREDACTED VERSION OF
      THIS DOCUMENT HAS BEEN SUBMITTED SEPARATELY TO THE SECURITIES AND EXCHANGE
                                                                     COMMISSION.


                    Exhibit C: Quality Agreement (Commercial)

      This Standard Quality Agreement (SQA) is a required and integral part, but does not supersede any sections in the overall controlling document hence forth referred to as the Commercial Supply Agreement between HALOZYME and AVID dated February 15, 2005 (the "Commercial Supply Agreement"). For the avoidance of doubt, if there is any conflict or variance between this SQA and the Commercial Supply Agreement, the Commercial Supply Agreement shall control. The Quality Agreement is Exhibit C of the Commercial Supply Agreement. The SQA is effective upon final signature approvals and may be updated from time to time upon written agreement of the parties. The SQA shall also terminate no sooner than one year past the expiration date of the last batch of the Bulk Drug Substance (rHuPH20) and upon complete transfer of all requested records documents and retained samples to HALOZYME.

1. Purpose of the Quality Agreement

      This agreement outlines the responsibilities of HALOZYME and AVID with respect to the quality assurance of Bulk Drug Substance referenced in the Commercial Supply Agreement. AVID agrees not to subcontract any of the manufacturing, packaging, labeling, testing, release, and handling of HALOZYME's Bulk Drug Substance unless prior written authorization is obtained from HALOZYME. All product manufacturing will occur at AVID's facility at 14282 Franklin Avenue, Tustin, CA.

      A matrix of responsibilities included at the end of this document lists the responsible party for the various aspects of this SQA in a table and in a checklist.

2. SQA Specific Information

      This SQA commences with the effective date of the Commercial Supply Agreement for BDS between HALOZYME and AVID and extends through the term of that Agreement. In the event that the Commercial Supply Agreement for BDS is terminated for any reason provided for therein, the SQA shall also terminate one year beyond the date of the production of the last lot of BDS at AVID.

3. Abbreviations and Definitions of Terms Any Capitalized terms not defined in this Agreement shall have the definition assigned to it in the Commercial Supply Agreement.

      3.1   Abbreviations

         Batch History Record: BHR

         Batch Production Record: BPR

         Bulk Drug Substance: BDS

         Certificate of Analysis: COA


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     THIS  DOCUMENT HAS BEEN SUBMITTED SEPARATELY TO THE SECURITIES AND EXCHANGE
                                                                     COMMISSION.


         Certificate of Compliance: COC

         Current Good Manufacturing Practices: cGMPs

         Drug Substance and Drug Product: DSP

         Non-Conforming Material Reports: NCMR

         Not More Than: NMT

         Not Less Than: NLT

         Quality Assurance: QA

         Quality Control: QC

         Standard Operating Procedure: SOP

         Standard Quality Agreement: SQA

         International Conference on Harmonization: ICH

         Active Pharmaceutical Ingredient:rHu PH20

      3.2   Definitions of Terms

            All defined terms have the meaning set forth in the Commercial Supply Agreement, between HALOZYME and AVID, including the following definitions that apply to this Quality Agreement:

      Batch History Record

            The batch history record consists of manufacturing instructions, formulae, appropriate packaging bill and instructions, and exception documentation, such as NCMRs, deviations, variance reports, and additional documentation which may have been processed as part of the production record of the batch

      Bulk Drug Substance

            For the purposes of this SQA Bulk Drug Substance shall mean recombinant human PH20 hyaluronidase, to be produced by AVID in bulk form not to exceed *** per manufacturing run.


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      Contractor

            Any manufacturer, packager, or other BDS support service provider who performs processing or packaging of a BDS or any intermediate step of manufacture, or other BDS support service, is a contractor.

      Cumulase(TM)

            For the purposes of this Quality Agreement, Cumulase(TM) will mean a final fill finished medical device product that incorporates the BDS as an active ingredient.

      Current Good Manufacturing Practices

            For the purposes of this SQA cGMP relates to the United States requirements for the manufacture and distribution of drugs and medical devices as codified under Title 21 Code of Federal Regulations Sections 210, 211 and 820 and United States Food and Drug administration published guidelines, regulations and requirements. Also for the purposes of this SQA cGMP relates to the published International Conference on Harmonization (ICH) Q7A and consensus draft texts and guidelines agreed to by the appropriate ICH Expert Working group and agreed to as applicable by both parties.

      Deviation

            The document used to obtain approvals of either planned or unplanned deviations to temporarily modify or to document excursions from operating, manufacturing, testing instructions, target and informational test results, or procedures. The deviation does not permanently change existing instructions, BPRs, or procedures; it is intended to be a specific one time use document.

      Formal Investigation

            Formal Investigations: Written reports detailing the specifics of an investigation resulting from an exception event. The investigation includes a description of the incident, investigation, conclusions, and corrective action or action plan, if applicable.

      Lot Number

            Note: This definition may be elaborated to include Control Number or other additional supporting information. A Lot Number is used to identify a specific lot or batch of manufactured material.


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      Material

            All actives, excipients, printed or unprinted commodities which are used during the manufacturing or finishing process for BDS.

      Nonconforming Materials Report (NCMR)

            A document used for recording review and disposition of nonconforming materials. The NCMR document, when formally approved with appropriate sign-off, becomes the specification for the disposition of that specific lot of material only. Actions taken to investigate the nonconformance and to justify the release of that lot must be fully documented.

      EnhanzeSC(TM)

            For the purposes of this Quality Agreement, EnhanzeSC(TM) will mean a final fill finished drug product that incorporates BDS as an active drug substance.

      Re-inspection

            A visual or mechanical evaluation performed to remove or correct defective units for which the process is not expected to have an adverse effect on BDS quality. Re-inspection should involve the use of a deviation, except where standard procedure allows for such routine activity in the course of normal processing.

      Reprocessing

            Duplication of a step or steps currently in the manufacturing process in order to bring BDS into conformance with specifications and which will not alter the safety, identity, strength, quality, or purity of the drug BDS beyond the established requirements. Reprocessing associated with BDS having a FDA submission requires Regulatory Affairs review.

      Rework

            Any additional steps taken to process a batch (other than re-inspection) to bring it into conformance with the specifications and which will not alter the safety, identity, strength, quality, or purity of the BDS beyond the established requirements. All rework must be documented per approved rework documentation requirements and appended to a deviation.

      Standard Quality Agreement

            Standard Quality Agreement means this referred to in the Commercial Supply Agreement as the Quality Agreement.


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4.    Documents:

      4.1   BDS Specifications

            A summary of the information that identifies, when applicable, master batch records, labeling, stencil copy, documentation and specifications pertinent to the manufacturing, testing, release, and acceptance of BDS being manufactured by AVID. This specification also establishes procedures to assure mutual consent for any specification changes.

      4.2   Standard Test Method

            Describes uniform chemical testing procedures and equipment within the laboratories.

5.    Change Control

            AVID will utilize a documented system of procedures for the control of changes to raw materials, packaging materials, equipment, manufacturing methods, BDS and material specifications and requirements, sampling, test methods, and release requirements. Any change (e.g., change in filter size, raw material grade, source of vendor of raw materials, components or excipients or processing aids changes that can affect the validated or regulatory status of the
            BDS) shall be reviewed and approved in writing by HALOZYME prior to implementation. HALOZYME shall be notified in writing or email or fax, and HALOZYME will provide written approval to AVID to proceed. If AVID is unable to contact HALOZYME after using its best efforts, and the need for change is immediately required, AVID will proceed per AVID's QA recommendation and AVID will follow-up with HALOZYME in writing or e-mail or fax to HALOZYME for notification and assessment of the change.

      5.1   Production Specifications

            The production specifications are documents, which specify the manufacturing and finishing instructions, and related bill of materials used in the production process. These production specifications are developed and approved in writing by AVID and HALOZYME, incorporated into the AVID BDS Specification Summary.

      5.2   Testing and Sampling Specifications

            The "testing and sampling" specifications are the documents, which specify the testing procedures and the sampling instructions necessary to evaluate a commodity, material or BDS against applicable acceptance and release requirements within AVID testing facilities and laboratories. These testing and sampling specifications are developed and approved in writing by AVID and


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            HALOZYME. This information will be incorporated into the AVID BDS
            Specification Summary.

      5.3   Packaging and Labeling Specifications

            The packaging and labeling specifications are documents that describe the labeling, artwork, commodity specifications, and drawings used in the finishing of BDS. These packaging and labeling specifications are developed by HALOZYME and approved by AVID. This information will be incorporated into the AVID BDS Specification Summary.

      5.4   Batch History Records

            Original Executed Batch History Records with lot numbers issued by AVID will be maintained on-site or an appropriately controlled and monitored off-site facility by AVID' Quality Assurance Department Document Control, and are available for inspection and review by HALOZYME and its agents. Copies of Executed Batch History Records will be sent to HALOZYME, upon approval and release to HALOZYME by AVID. Provided nothing else is agreed to, AVID pledges to retain the batch documentation for at least one (1) year following the expiration date or five (5) years from the date of manufacture if there is no expiration date.

      5.5   Specification Approval

            Specification initiation or revision requires approval before proposed changes are implemented. This applies to manufacturing, finishing, testing, storage, and labeling of BDS. Those documents and activities related to BDS manufacturing and testing requiring HALOZYME's prior written approval are as follows:

                  -     Raw Material Specifications

                  -     Raw Material source or grade changes

                  -     Manufacturing Processing material specifications

                  - Manufacturing Processing material source or grade changes

                  - Changes in beginning, intermediate or final processing steps, timing of processing steps, or beginning, intermediate or final sampling protocols

                  -     Changes in analytical methods or instrumentation

                  - Changes in component, BDS or product retention sampling protocols, methods, state of storage or location of storage.

                  - Changes in stability protocols, to include location and conditions of storage, storage environment monitoring and recording methods, assay and assessment methods, frequencies of assay's and assessments or service providers of assay and assessments.

                  - Any changes to the material specifications for component and finished BDS.


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            Editorial or format changes to applicable specifications, not affecting the scientific or technical content or intent of the specification, will not require approval by HALOZYME. Those documents requiring HALOZYME's written approval are as follows;

                  -     BDS Specifications and Testing

                  -     Raw Material Specifications and Testing

                  -     BDS Specification Summary

                  -     Standard Test Method

            Specification Change Requests (SCRs) will be forwarded to HALOZYME via e-mail, express mail, or facsimile.

            The following documents and activities related to BDS manufacturing and testing will be approved by AVID and notification of implementation will be forwarded to HALOZYME.

                  - Changes in frequency of re-validation of manufacturing programs

                  - Changes in chemical or biological monitoring activities of facilities or equipment

                  - Changes in preventative maintenance schedules for manufacturing equipment

                  - Changes in equipment or facilities cleaning and manufacturing preparatory activities

            When HALOZYME initiates a change request on all applicable specifications, the appropriate AVID department shall be provided the proposed specification and appropriate documentation, which summarizes and justifies each change. AVID will promptly implement changes in specifications, providing these changes, in AVID's good faith, reasonable opinion, do not significantly impact previously developed manufacturing processes or test methods.

            Changes to raw materials used in manufacturing the product, such as a new supplier, shall be approved in writing or e-mail or fax by HALOZYME.

      5.6   Documentation Distribution

            HALOZYME shall be on the distribution list for AVID's BDS Specification Summary. Likewise, AVID will receive copies of BDS release and stability specifications to maintain consistency in the documentation.

      5.7   Compendial Compliance

            Compliance to compendial requirements is the responsibility of both HALOZYME and AVID.


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      5.8   Regulatory Filing Requirements

            HALOZYME is the owner of BDS and is responsible for submitting the annual reports and any other regulatory filings. During the Pre-Approval Inspection (PAI), representatives from both HALOZYME and AVID shall be present.

      5.9   Annual Update Requirements

            AVID shall, upon request, provide HALOZYME with BDS related documentation for the purpose of updating regulatory information.

6.    Materials

            AVID agrees to sample and retain sufficient amounts of all materials (subject to an additional fee to be mutually agreed upon in writing between the parties in good faith), except water, compressed gasses and any highly volatile compounds and those that are not stable. The amount of retained samples is specified in AVID' BDS Specification Summary.

            All materials supplied by HALOZYME for use in the BDS will be purchased, received, inspected, tested, stored, and handled as appropriate. HALOZYME will maintain file samples of raw materials or request that AVID maintain file samples of raw materials. Finished BDS file samples will be maintained by HALOZYMEs or HALOZYME's contract finished product provider.

            Under no circumstances shall AVID store any materials, which may present a potential hazard to the raw materials utilized in HALOZYME's BDS, in proximity to the area utilized for HALOZYME's materials unless industry standard segregation is utilized. Examples include: Beta-lactam and cephalosporin antibiotics, certain potent hormones, cytotoxic compounds, highly potent drugs, biological preparations or non-pharmaceutical chemicals. If such materials are stored in the same facility, HALOZYME and AVID must agree to their separation and segregation.

            AVID shall maintain an approved supplier's list for components, excipients, raw materials, processing materials, packaging materials and service providers, for the BDS. The approved supplier list requires written approval by HALOZYME. The approved supplier list will be maintained on file at AVID and HALOZYME. Prior written approval by HALOZYME for changes in source, grade, specifications, sampling protocols, and storage or use conditions is required. The AVID approved supplier list will include the Material Name, the AVID part number designation, Supplier Name, Manufacturing Location, and Product Specifications and Test Methods, Most recent date of AVID Vendor certification to cGMP's.


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      6.1   Third Party Controlled Material (if applicable)


            HALOZYME shall provide AVID certification indicating an acceptable supplier evaluation has been completed, which includes the information required in the AVID approved supplier list. This certification for the vendor must be reviewed and approved by AVID prior to incorporation into the approved supplier list.

      6.2   Printed Material (if applicable)

            HALOZYME shall be responsible for, and provide AVID all copy content, artwork, and mechanicals for all printed materials associated with BDS. This includes, but is not limited to, container labels, containers, cartons, package inserts, and promotional material. HALOZYME and AVID will work together to develop a list that states specifically what is applicable under this section. HALOZYME shall be responsible for compliance with all federal, state, and local regulations concerning such packaging and labeling materials, and for obtaining any necessary regulatory approvals of printed materials, artwork, and copy.

            HALOZYME will provide the label copy text to AVID for generation of a label proof. Label proofs shall be reviewed by HALOZYME and approved by both HALOZYME and AVID prior to generation of labels.

7.    BDS Specifications

            The referenced BDS must be manufactured, packaged, labeled, and handled according to the written specifications and procedures provided by HALOZYME, or as mutually agreed upon between HALOZYME and AVID. HALOZYME shall supply AVID with all in-process and final BDS release specifications, including acceptance limits for each required test and any appropriate test methods and supporting test method validation. This information will be incorporated into the AVID BDS Specification Summary.

            HALOZYME and AVID will mutually determine and document in writing the scope of test methodology validation required, in accordance with applicable regulatory guidelines. For those procedures which appear in the current USP/NF or other recognized standard references, a statement indicating the reference shall suffice. For those test methods developed by AVID (and that are not specific to the BDS), documentation supporting the test method shall be supplied, upon request, to HALOZYME. For test methods developed by HALOZYME, HALOZYME shall supply AVID with the supporting documentation. The rights of the parties with respect to any intellectual property developed under the Commercial Supply Agreement shall be determined in accordance with the terms and conditions set forth in the Commercial Supply Agreement. Upon review of AVID's data, HALOZYME will provide AVID with written authorization verifying AVID' ability to perform such tests.


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            HALOZYME WILL PROVIDE THE LABEL COPY TEXT TO AVID FOR GENERATION OF
            a label proof. Label proofs shall be reviewed by HALOZYME and approved by both HALOZYME and AVID prior to generation of labels.

            HALOZYME and AVID will mutually determine the scope of test methodology, validations required, sampling protocols, inspection methods, and specifications for each lot of BDS. A Certificate of Analysis (COA) and Certificate of Compliance (COC) shall be provided to HALOZYME by AVID. The COA and COC will be generated upon completion of all testing requirements; it will contain the items tested, corresponding acceptance criteria, test results and raw test data. AVID will issue a COA and COC and release BDS to HALOZYME. HALOZYME is responsible for the approval and release of all bulk or packaged BDS after review of AVID' COA, COC and copies executed of batch records.

8.    Manufacturing and Packaging of BDS

              The manufacturing and packaging of BDS will be done according to the specific procedures and instructions mutually agreed by HALOZYME and AVID, and documented in the AVID BDS Specification Summary.

              The manufacturing and packaging of HALOZYME's BDS by AVID must comply with the specifications (provided that these do not significantly and adversely impact other processes at AVID) supplied by HALOZYME, with cGMPs, and with any other applicable regulatory requirements. AVID will prepare documentation for each batch of BDS manufactured, as agreed upon between HALOZYME and AVID. This complete documentation must be readily accessible for review and inspection by HALOZYME and regulatory authorities upon request.

              AVID will keep all in-process and finished BDS products, physically (and logically in the case of computer records and with appropriate segregation for all records related to the work) segregated (using AVID's warehouse shelf location procedures where each lot of material is appropriately labeled or tagged in the case of equipment) from all other materials not related to HALOZYME manufacturing. AVID must have line clearance procedures and appropriate changeover procedures that are implemented before and after manufacturing of BDS. Manufacturing equipment owned by HALOZYME Therapeutics must be clearly tagged as such and used only for the manufacturing of BDS.

              AVID will maintain the operation of the manufacturing facility in full compliance with all applicable cGMP, QSR, environmental, safety, health, fire, and similar regulations.

              All AVID personnel engaged in the manufacturing of BDS will have the education, training, and experience necessary to perform tasks related to the Commercial Supply Agreement in a professional and workmanlike manner.


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9.    Inspection and Testing of BDS

              The inspection and testing of the BDS is carried out by AVID, or previously agreed to third parties and will be appropriately documented.

              AVID will provide to HALOZYME a COA, COC and copy of executed Batch History Record and any other associated inspection and testing documentation for each batch of BDS manufactured.

10.   Notification and Approval of Deviations and Non-Conformance

      10.1  Deviations

            AVID must notify HALOZYME within three (3) working days from the observation of a deviation from stated procedures or stated specifications. A deviation is defined as any out-of-specification result or any manufacturing, packaging, labeling or testing deviation that may affect the quality, safety or efficacy of BDS. If reprocessing, salvage, or rework is necessitated, prior written approval for initiating an NCMR must be obtained from HALOZYME. All deviations will be investigated and documented by AVID . This documentation will be retained as part of the batch documentation for the batch affected. When deemed necessary by HALOZYME, HALOZYME reserves the right to request additional or more in-depth investigation of the deviation by AVID. HALOZYME approval shall be obtained in writing (fax confirmation is acceptable) for any deviation impacting compendial status or regulatory filing.

      10.2  Non-Conformance

            AVID will notify HALOZYME within three (3) working day of materials, components, or products that do not meet specifications. Material or BDS not meeting established specifications are to be handled as non-conformances and documented as such, based on AVID' standard procedures. Actions taken to investigate the nonconformance and to justify the release of the lot of material must be documented. HALOZYME recognizes that a non-conformance in a raw material can result in an unplanned delay to the manufacturing schedule and that AVID will work to re-schedule into the first available manufacturing slot.

            The nonconformance document (i.e., NCMR) will be approved by both AVID and HALOZYME as, stated below. Any resulting corrective actions shall be followed through timely closure. Approval by the appropriate Quality Assurance functions are solicited and obtained via facsimile copy.

            Nonconformance                                Approval Requirements
            --------------                                ---------------------
            Finished BDS                                  HALOZYME and AVID
            Raw Materials sourced and used by AVID        AVID and HALOZYME
            Drug Substance and Raw Materials sourced by   HALOZYME and AVID (raw
            HALOZYME                                      materials)


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            AVID will promptly initiate Corrective and Preventive Action programs to remedy deficiencies that caused the non-conformance, to the extent possible.

11.   Release and Shipment of BDS

      The final release of the BDS is the responsibility of HALOZYME. AVID has the responsibility to release the BDS to HALOZYME. AVID will not ship any of HALOZYME's BDS to any destination until the final release, [e.g., issuance of a Certificate of Release (COR) provided by HALOZYME, which must be preceeded by the issuance of a Certificate of Analysis (COA) and Certificate of Compliance (COC) by AVID], unless prior approval in writing has been received from HALOZYME to perform such shipments and such requests do not conflict with any regulatory requirements imposed on AVID.

12.   Retained Samples of BDS

      AVID agrees to store retained samples under appropriate BDS label storage conditions and in a secure area for a period of time as defined by HALOZYME, but not to exceed 1 year after expiration, or 5 years after the manufacturing date if there is no expiration date. This information will be incorporated into the AVID BDS Specification Summary.

13.   Storage of BDS, Environmental Monitoring

      AVID agrees to store HALOZYME's BDS under appropriate BDS label storage conditions and in a secure area, to insure they comply with all the quality specifications and attributes. If special storage conditions are necessary, they will be noted and supplied by HALOZYME to AVID. AVID will review any special storage condition requests, and if AVID agrees to these special storage conditions, it will so acknowledge in writing to HALOZYME.

      AVID has an established environmental monitoring program to monitor particulate and microbial levels in cleanrooms to ensure controls are adequate for the manufacturing of BDS. The AVID facilities used during the manufacturing and packaging process of BDS shall be monitored for these factors. AVID will be responsible for maintaining this monitoring program to assure that BDS will be manufactured with established limits for particulate and microbial levels, and shall provide HALOZYME with access to the records obtained from this monitoring program.

14.   Stability Activities

      The responsibility for stability testing, data interpretation, and reporting shall belong to AVID, providing HALOZYME has agreed to and signed off on the stability protocol and project authorization form. AVID shall supply stability reports to HALOZYME within four (4) weeks of the
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      updating of stability information to regulatory documents for the BDS is the responsibility of HALOZYME. All stability related activities under the responsibility of AVID shall be completed in a timely manner.

15.   Process Validation and Qualification of the BDS

      In accordance with mutual agreement of HALOZYME and AVID, the equipment, process, manufacturing, analytical, and control procedures (including cleaning procedures, where applicable) shall be qualified and/or validated as appropriate by AVID in the facility they intend to use for manufacture of HALOZYME's BDS using equipment and personnel AVID intends to employ to make HALOZYME's BDS.

      AVID is responsible for calibration and maintenance of equipment, processes, automated systems, and facilities.

      All related validation and qualification documents will be assembled in a validation summary report and provided to HALOZYME for review and approval. HALOZYME will retain a copy of the approved protocol and final report.

16.   Annual Product Review (APR)

      The Annual Product Review (APR) including all documents (SOPs, BPRs, Forms, etc.) will be prepared and reviewed according to AVID' policies and procedures for third party BDS. All APR activities, which are the responsibility of AVID, will be completed and documented as per a mutually agreed timeframe. The APR documentation completed by AVID will be provided to HALOZYME to review.

      HALOZYME and AVID will meet periodically to review quality issues related to the obligations and responsibilities as described in this SQA. During this periodic review, quality issues related to the past production by AVID will be reviewed. The information presented and discussed during this review meeting will be documented by AVID and approved by HALOZYME.

17.   Products Complaints

      HALOZYME will typically receive, communicate with the customers, and close all complaints related to the referenced products. AVID will provide any complaint information received (from customers in the marketplace or regulatory authorities) to HALOZYME within seven business (7) days unless a more urgent need is recognized, such as cases involving potential BDS tampering, or an adverse medical event. Upon the request by HALOZYME, AVID will investigate complaints, providing the complaints fall within areas of manufacturing conducted at AVID. AVID shall provide a written report on the results of the investigation to HALOZYME within thirty (30) working days, or sooner if agreed to by the parties. Depending on the complexity of the investigation, an extended investigation could result in additional time being required but AVID agrees to provide an interim report within said timeframe. HALOZYME will


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      communicate with the customers or regulatory authorities the results of the complaint investigation, if necessary.

      HALOZYME shall provide complaint files to AVID onsite, or electronically within one (1) business day, if they are required during a FDA inspection.

18.   Returned Goods

      The handling of returned goods, if required, is the responsibility of HALOZYME.

19.   Recall of Marketed BDS Containing products

      In the event of recall, withdrawal, or field correction of a HALOZYME finished product for which the BDS is an active ingredient, or if any such product violates applicable laws, regulations, agreed upon specifications, or are deemed unacceptable for some other reason, whether or not such action is requested by any governmental agency, AVID shall cooperate with HALOZYME in conducting the necessary investigational activities only as they relate to manufacturing at AVID. AVID shall promptly notify HALOZYME if it becomes aware of any such recall, withdrawal, field correction, violation or other reason. If HALOZYME requests a complaint to be investigate by AVID and the results of that investigate indicate that the complaint is not related to any manufacturing issues at AVID, HALOZYME we reimburse AVID for all cost associated with the complaint investigation.

      If AVID is notified or becomes aware of a withdrawal of product or the initiation of a recall by one of AVID clients for whom AVID provides products or materials AVID will review whether any of the products or raw materials were used in the manufacturing of BDS and if found to have a common use, AVID will notify HALOZYME in writing immediately. HALOZYME will, with AVID cooperation, investigate the potential for impact on BDS and all products that used the affected batch(es) of BDS products.

20.   Audits and Inspections of Facilities and BDS

      AVID will notify HALOZYME of any inspections or actions by regulatory agencies or other enforcement bodies, which could potentially impact HALOZYME's BDS. AVID will provide HALOZYME with the results of all such regulatory audits in NMT seven (7) business days.

      HALOZYME reserves the right to audit AVID' facilities and systems, as they relate to the manufacture and control of HALOZYME BDS, with the exception of information and operations which constitute AVID' or other client trade secrets. These audits may be performed twice (2) per year as long as AVID is currently manufacturing for HALOZYME. These audits can be arranged with AVID's Quality Assurance department at mutually convenient times. Each audit visit will be limited to two (2) auditors from HALOZYME. After successful completion of a United States Food and Drug Administration Pre-Approval Inspection for EnhanzeSC(TM) and the successful completion of a United States or California Food and Drug Administration or a Notified


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      Body Inspection for Quality System Requirements or International Standards
      Organization requirements for Cumulase(TM), HALOZYME audits may not be performed more than once per year. The number of auditors from HALOZYME will be limited to two (2) per audit.

      NOTE: The once per year limitation will be waived if the audit to be performed is "for cause". "For cause" is limited to review of adverse regulatory agency observations or re-call of BDS due to manufacturing issues at AVID.

      The right to audit will also cover any subcontractors utilized by AVID. HALOZYME reserves the right to be on-site as a non-contributing participant at AVID during the manufacture of HALOZYME's BDS, and during the inspection of HALOZYME's BDS by any regulatory agencies. It is understood by HALOZYME, that the presence of any HALOZYME employees during any regulatory inspections by the FDA, California FDA or EMEA are non-participants and must not contribute in any way during the course of the inspection or AVID reserves the right to excuse them from the audit. AVID shall respond to, and forward all responses to observations, generated during HALOZYME's audit, within thirty (30) business days from their issuance. AVID shall comply with all applicable Federal, State, and Local laws and regulations.

      AVID warrants that it will not employ persons debarred pursuant to sections 306(a) and (b) of the Federal Food, Drug, and Cosmetic Act 21 U.S.C. 335(a) and (b).

21.   Re-inspection

      A re-inspection is performed under conditions where rHuPH20 API quality requires re-verification. The re-inspection work shall be approved and performed by AVID, according to established procedures. The re-inspection work must be documented to state reasons, justification, directions for, and results of re-inspection.

22.   Reprocessing and Rework

      Reprocessing and rework activity can only be performed per mutual written agreement by AVID and HALOZYME. Reprocessing and rework directions must be established to define the process. If BDS has been filed as a drug substance in an NDA or equivalent, reprocessing parameters must be developed and submitted to the HALOZYME for regulatory submission, prior to approval. Reprocessing or rework of material or BDS must be documented to state reason and justification for reprocessing.

23.   Shipping Instructions

      AVID will control and coordinate all shipping activity as specified by HALOZYME. HALOZYME is responsible for ensuring that all packaging, storage conditions and that the freight or shipping company conforms to their requirements.

ACCEPTED BY AVID:  William J. Treat                       DATE:   2/15/05
                  -------------------------------------        -----------------


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ACCEPTED BY HALOZYME: Jonathan Lim                        DATE: 2/15/05
                     ----------------------------------        -----------------


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                                CONFIDENTIAL TREATMENT REQUESTED - REDACTED COPY
  CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT
    HAS BEEN REQUESTED IS OMITTED AND NOTED WITH "***". AN UNREDACTED VERSION OF
      THIS DOCUMENT HAS BEEN SUBMITTED SEPARATELY TO THE SECURITIES AND EXCHANGE
                                                                     COMMISSION.


                EXHIBIT E: SPECIFICATIONS (COMMERCIAL AGREEMENT)


1.0   DESCRIPTION

      rHuPH20 is a recombinant enzyme manufactured at AVID and designated the product code ***. This specification describes sampling and testing requirements for the in-process material at selected process steps and for the active pharmaceutical ingredient (API).

2.0   MARKING REQUIREMENTS

      All storage/sample containers must be clearly labeled with Sample ID, Lot #, BPR, Step (if applicable), Test Name, and Storage Conditions. Filled API vials will be labeled with Client/QA approved labels.

3.0   SPECIAL INSTRUCTIONS

3.1   Harvest samples must be aliquoted and stored as quickly as possible.

3.2 Retention and unused test samples will be stored under the specified conditions until such time as the lot is dispositioned by Halozyme, when they will be either transferred to the client or disposed of (with the exception of stability samples).

4.0   TESTING AND SAMPLING REQUIREMENTS

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